                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [_]  Confidential, for Use of the
                                                 Commission Only (as Permitted
[X]  Definitive Proxy Statement                  by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             CellStar Corporation
            --------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

          [LOGO OF CELL STAR]

          March 29, 2000

          To CellStar Corporation Stockholders:

            You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of CellStar Corporation (the "Company") to be held at the Omni Dallas Hotel Park West, 1590 LBJ Freeway, Dallas, Texas, on Monday, May 8, 2000, at 10:00 a.m., Dallas time.

            The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes (i) the election of three Class II directors of the Company; (ii) approval of the CellStar Corporation Amended and Restated Annual Incentive Compensation Plan; and (iii) approval of a proposal to increase the number of shares of the Company's common stock available for issuance under the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan from 8,000,000 shares to 11,000,000 shares. In addition, we will review with you the affairs and progress of the Company during the past fiscal year.

            Directors and officers of the Company will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend.

            The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

            Please sign, date and return the enclosed Proxy without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy.

            I look forward to seeing you at the Meeting.

          Sincerely,

          Alan H. Goldfield
          Chairman of the Board and
           Chief Executive Officer

                             CELLSTAR CORPORATION
                             1730 Briercroft Court
                            Carrollton, Texas 75006

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 8, 2000

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CellStar Corporation, a Delaware corporation (the "Company"), will be held at the Omni Dallas Hotel Park West, 1590 LBJ Freeway, Dallas, Texas, on Monday, May 8, 2000, at 10:00 a.m., Dallas time, for the following purposes:

  (1) To elect three Class II directors for terms expiring in 2003;

  (2) To consider and approve the CellStar Corporation Amended and Restated Annual Incentive Compensation Plan;

  (3) To consider and approve a proposal to increase the number of shares of the Company's Common Stock available for issuance under the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan from 8,000,000 to 11,000,000 shares; and

  (4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

  The close of business on March 15, 2000, has been fixed by the Company's Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices located at 1870 Crown Drive Suite 1510, Farmers Branch, Texas 75234.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.

                                          By Order of the Board of Directors,

                                          Elaine Flud Rodriguez
                                          Senior Vice President, Secretary and
                                           General Counsel

Carrollton, Texas
March 29, 2000

                             CELLSTAR CORPORATION
                             1730 Briercroft Court
                            Carrollton, Texas 75006

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 8, 2000

  This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CellStar Corporation (the "Company" or "CellStar") for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the Omni Dallas Park West, 1590 LBJ Freeway, Dallas, Texas, on Monday, May 8, 2000, at 10:00 a.m., Dallas time, or at such other time and place to which the Meeting may be adjourned. The approximate date on which this Proxy Statement and accompanying Proxy are first being sent or given to stockholders is March 29, 2000.

  All shares represented by valid Proxies, unless the stockholder specifies otherwise, will be voted (i) FOR the election of the three persons named under "Proposal I--Election of Directors" as nominees for election as Class II directors; (ii) FOR the approval and adoption of the CellStar Corporation Amended and Restated Annual Incentive Compensation Plan (the "Incentive Plan"); and (iii) FOR the proposal to increase the number of shares of the Company's Common Stock available for issuance under the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan (the "1993 Plan") from 8,000,000 to 11,000,000. The Board of Directors knows of no other business to be presented at the Meeting. If any other business is properly presented, the persons named in the enclosed Proxy have authority to vote on such matters in accordance with such persons' discretion. Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

  A stockholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy, or by voting the shares in person at the Meeting.

                       Record Date and Voting Securities

  The record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof was the close of business on March 15, 2000 (the "Record Date"), at which time the Company had issued and outstanding 60,127,221 shares of Common Stock. Common Stock is the only class of outstanding voting securities of the Company.

                               Quorum and Voting

  The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum. Each share of Common Stock represented at the Meeting in person or by Proxy will be counted toward a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained. Each share of Common Stock is entitled to one vote with respect to all matters (including election of directors) presented for stockholder vote at the Meeting.

  To be elected, each nominee for election as a Class II Director must receive the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting. Votes may be cast in favor or withheld with respect to each nominee. Votes that are withheld will be counted toward the determination of whether or not a quorum exists, but will be excluded entirely from the tabulation of votes for election of the specified nominee and, therefore, will not affect the outcome of the vote on such proposal.

  Approval of the proposals to adopt the Incentive Plan and to increase in the number of shares of Company Common Stock available for issuance under the 1993 Plan each require the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting. Abstentions may be specified on either or both proposals and will have the same effect as a vote against such proposal.

  "Broker non-votes" (i.e., shares held by brokers or nominees as to which the brokers have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares), if any, will be counted as present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter. Therefore, with respect to approval of Proposals II and III, which require the affirmative vote of a majority of the shares represented and entitled to vote, broker non-votes will be excluded from the tabulation and will have no effect on either proposal. Broker non-votes will have no effect on Proposal I.

                                  PROPOSAL I

                             Election of Directors

  The Company's Certificate of Incorporation provides for a Board of Directors divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year at the Company's Annual Meeting of Stockholders. Each class of directors is elected for a term of three years, except in the case of elections to fill vacancies or newly created directorships.

  There are three Class II directors to be elected for terms expiring at the Company's Annual Meeting of Stockholders in 2003 or until their successors have been elected and qualified. It is intended that the names of the nominees indicated below will be placed in nomination and that the persons named in the Proxy will vote for their election. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, in case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute. Proxies cannot be voted for more than three nominees.

  On October 1, 1999, John T. Stupka, a Class II director, resigned from Company's Board of Directors. On October 28, 1999, Jere W. Thompson accepted an appointment to the Company's Board of Directors as a Class II director and on March 10, 2000, Sheldon I. Stein, a Class I director, resigned from the Company's Board.

  Information concerning the three nominees proposed by the Board of Directors for election as Class II directors, along with information concerning the present Class I and Class III directors, whose terms of office will continue after the Meeting, is set forth below.

  The nominees for election as Class II directors are as follows:

Class II Nominees--Terms Expiring in 2003

Name                                                        Age Current Position
----                                                        --- ----------------
James L. Johnson...........................................  72 Director
J.L. Jackson...............................................  68 Director
Jere W. Thompson...........................................  68 Director

  The present directors whose terms will expire after 2000 are as follows:

Class III Directors--Terms Expiring in 2001

Name                               Age Current Position
----                               --- ----------------
Alan H. Goldfield.................  56 Chairman of the Board and Chief Executive
                                       Officer
Terry S. Parker...................  55 Director

Class I Directors--Terms Expiring in 2002

Dale V. Kesler.....................................................  61 Director

  Set forth below is a description of the backgrounds of each of the directors of the Company.

  James L. Johnson has served as a director of the Company since March 1994. Mr. Johnson has been Chairman Emeritus of GTE Corporation since May 1992 and served as GTE's Chairman and Chief Executive Officer from April 1988 to April 1992. Mr. Johnson began his career with Southwestern Associated Telephone Company (the predecessor company of GTE Central) in 1949. He was a member of GTE's Board of Directors from 1985 to May 1999. He is currently a director of Harte Hanks Communications, Inc., M.O.N.Y (Mutual of New York, Inc.), Valero Energy Corp., Walter Industries Incorporated and Finova Group Incorporated (formerly GFC Financial). Mr. Johnson is also past Chairman of the United States Telephone Association. Mr. Johnson presently serves on the Audit, Nominating and Compensation Committees of CellStar's Board of Directors.

  J.L. Jackson has served as a director of the Company since March 1999. Mr. Jackson is the former Chairman and Chief Executive Officer of GLOBAL INDUSTRIAL TECHNOLOGIES, INC. (formerly, INDRESCO), where he served in that capacity from 1993 to 1998. Prior to joining GLOBAL INDUSTRIAL TECHNOLOGIES, Mr. Jackson was engaged in private executive business consulting from 1987 to 1993. From 1983 to 1987, Mr. Jackson served as a Director and as the President and Chief Operating Officer of Diamond Shamrock Corporation and was Executive Vice President of Diamond Shamrock and President of its then newly formed coal unit from 1979 to 1983. Mr. Jackson has served on numerous boards, including the Fourth District Federal Reserve Bank of Cleveland, First Republic Bank, American Federal Bank, Hadsen Energy Resources and National Gypsum Company. Mr. Jackson presently serves as Chairman of the Nominating and Compensation Committees of CellStar's Board of Directors and also serves on the Audit Committee of CellStar's Board of Directors.

  Jere W. Thompson has served as a director of the Company since October 1999. Mr. Thompson is the former President and Chief Executive Officer of The Southland Corporation, where he served in that capacity from 1986 to 1991. Mr. Thompson joined Southland in 1954 and was made Vice President of store operations in 1962. He became Southland's President in 1973 and was elected to Southland's board of directors in 1961. Mr. Thompson was engaged in private business consulting from 1991 to 1996 when he became the President of The Williamsburg Corporation. Mr. Thompson serves on the board of directors and is the former Chairman of The National Center for Policy Analysis. He is also a member and former Chairman of The Development Board and the College and Graduate School of Business Foundation Advisory Council for The University of Texas at Austin. Mr. Thompson currently serves on the Compensation Committee of the CellStar Board of Directors.

  Alan H. Goldfield is a founder of the Company and has been the Chairman of the Board and Chief Executive Officer of the Company since its formation. Mr. Goldfield served as President of the Company from its formation until March 1995, and from August 1996 until December 1996. Mr. Goldfield serves as an officer and director of the Company pursuant to his employment agreement. See "Executive Compensation--Employment Contracts and Termination of Employment and Change in Control Arrangements."

  Terry S. Parker has served as a director of the Company since March 1995 and served as President and Chief Operating Officer of the Company from March 1995 through July 1996. Mr. Parker served as Senior Vice President of GTE Corporation and President of GTE's Personal Communications Services, GTE's wireless division, from October 1993 until he joined the Company. From 1991 to 1993, Mr. Parker served as President of GTE Telecommunications Products and Services. Prior to 1991, Mr. Parker served as President of GTE Mobile Communications. Mr. Parker serves on the Board of Directors for Nucontrix Corporation. Mr. Parker served on the Audit Committee of the CellStar Board of Directors until January 21, 2000, when the CellStar Board of Directors restructured the composition and duties of the Audit Committee.

  Dale V. Kesler has served as a director of the Company since March 1999. Mr. Kesler retired as an active partner of the professional accounting firm of Arthur Andersen LLP in 1996 and served as the Managing Partner of Arthur Andersen's Dallas/Fort Worth office from 1983 to 1994. Mr. Kesler was responsible for strategic planning on a world wide basis for the Audit and Business Advisory practices of Arthur Andersen in 1982 and 1983 and served as the head of the Audit Practice in the firm's Dallas office from 1973 to 1982. Mr. Kesler also serves on the Boards of Elcor Corporation, American Homestar Corporation, New Millennium Homes, Resource Services, Inc., Triad Hospitals, Inc. and Compass Bank--Dallas. Mr. Kesler currently serves on the Audit and Nominating Committees of CellStar's Board of Directors. Mr. Kesler served on the Compensation Committee of the CellStar Board of Directors from March 1999 until January 21, 2000.

  The Board of Directors recommends a vote FOR the election of the nominees for Class II Directors named above.

                     MEETINGS OF DIRECTORS AND COMMITTEES

  The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met 13 times and acted by unanimous written consent six times during the 1999 fiscal year. During the 1999 fiscal year, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

  The Board of Directors has established audit, compensation and governance and nominating committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during the 1999 fiscal year are described below.

  Audit Committee. The Board of Directors has a standing Audit Committee, which has been charged with certain powers and duties including, among others, authority to (i) recommend to the Board the appointment of the firm selected to be independent certified public accountants for the Company and monitor the performance of such firm; (ii) review and approve the scope of the annual audit and evaluate with the independent certified public accountants the Company's annual audit and annual consolidated financial statements; (iii) review with management the status of internal accounting controls and internal audit procedures and results; (iv) evaluate problem areas having a potential financial impact on the Company that may be brought to its attention by management, the independent certified public accountants or the Board; and (v) evaluate the public financial reporting documents of the Company. The Audit Committee shall have at least three members, at least two of which shall be independent directors. Messrs. Johnson (Chairman), Kesler and Jackson are the current members of the Audit Committee. Messrs. Parker and Stein also served as members of the Audit Committee during the 1999 fiscal year but resigned their Committee positions as of January 21, 2000. The Audit Committee met eight times during the 1999 fiscal year.

  Compensation Committee. The Board of Directors has a standing Compensation Committee, which has the power to establish the compensation policies of the Company and the specific compensation of the executives of the Company. The Compensation Committee also has the power to administer the 1993 Plan, the Incentive Plan and the 1994 Amended and Restated Non-Employee Director Nonqualified Stock Option Plan (the "Directors' Plan"). During fiscal 1999, the Compensation Committee delegated to an Employee Stock Option Committee comprised of Richard M. Gozia, then-President and Chief Operating Officer of the Company, and Alan H. Goldfield, Chairman and Chief Executive Officer of the Company, certain authority to issue up to 10,000 stock options under the 1993 Plan to non-executive employees of the Company. Mr. Gozia resigned as a member of the Employee Stock Option Committee in April 1999. The Board of Directors has determined to terminate the Employee Stock Option Committee in favor of a new arrangement for the granting and issuance of stock options under the 1993 Plan to non-executive officers of the Company. See "Proposal III--Approval of Proposal to Increase the Number of Shares of Company Common Stock Available for Issuance Under the 1993 Plan." Messrs. Jackson (Chairman), Johnson and Thompson are the current members of the Compensation Committee.

Mr. Kesler served as a member of the Compensation Committee from March 1999 until January 21, 2000. The Compensation Committee met three times and acted by unanimous consent seven times during the 1999 fiscal year and the Employee Stock Option Committee acted by unanimous written consent 15 times during the 1999 fiscal year.

  Nominating Committee. In fiscal 1999, the Board of Directors established a Governance and Nominating Committee ("Nominating Committee") and charged it with the responsibility to (i) evaluate and select candidates to fill vacancies on the Board of Directors, (ii) consider director nominees presented by stockholders, (iii) review the performance of current directors, (iv) evaluate and seek to improve Board processes, including the setting of agendas, the conduct of Board meetings and the flow of information from Company officers to the directors. Messrs. Jackson (Chairman), Kesler and Johnson are the current members of the Nominating Committee. The Nominating Committee met one time in fiscal 1999.

  The Certificate of Incorporation provides that a stockholder may nominate a person for election to the Board of Directors at a meeting of the Company's stockholders only if written notice of such nomination(s) (a "Stockholder's Notice") is received by the Secretary of the Company no less than 60 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Stockholder's Notice must be received by the Company no later than the close of business on the tenth day following the first to occur of the date on which such notice was mailed or the date that public disclosure of the date of the meeting was made. In accordance with the requirements of the Certificate of Incorporation, the Stockholder's Notice must include certain specified information, including, for example, (i) the name and address of the nominating stockholder, (ii) the name, address and principal occupation of the nominee and (iii) any other information relating to such nominee that is required to be disclosed in a proxy statement or
Schedule 13D filing.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of February 29, 2000, by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers who were serving as such on November 30, 1999 (based on salary and bonus earned during fiscal 1999) (collectively, the "Named Executive Officers"); (iii) each director and nominee for director of the Company; and
(iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                Amount and Nature      Percent
Name of Beneficial Owner or Group            of Beneficial Ownership   of Class
---------------------------------            -----------------------   --------
Lord, Abbet & Co.(1).......................         5,702,954(2)          9.5%
Alan H. Goldfield(3).......................        20,726,110(4)         34.5%
A.S. Horng.................................         2,752,500(5)          4.6%
Dale H. Allardyce(6).......................               --                *
Austin P. Young(6).........................               --                *
Daniel T. Bogar............................           169,802(7)            *
Timothy L. Maretti.........................           100,000(8)            *
Richard M. Gozia(9)........................             6,000               *
James L. Johnson...........................            36,250(10)(11)       *
Terry S. Parker............................            13,750(10)(11)       *
Dale V. Kesler.............................             8,500(10)           *
J.L. Jackson...............................            17,500(10)           *
Sheldon I. Stein(12).......................            28,150(10)           *
Jere W. Thompson(13).......................             9,950(10)           *
Current Directors and Executive Officers as
 a Group...................................        21,563,962(14)        35.8%

--------
  * Less than 1%.
 (1) The address for Lord, Abbet & Co. is 90 Hudson Street, Jersey City, New Jersey 07302.
 (2) Based on a Schedule 13G, dated January 24, 2000, filed with the Securities and Exchange Commission by Lord, Abbet & Co. Lord, Abbet & Co. reported sole voting power and sole dispositive power with respect to all 5,702,954 shares.
 (3) The address for Mr. Goldfield is 1730 Briercroft Court, Carrollton, Texas 75006.
 (4) Includes 17,506,110 held jointly with Mr. Goldfield's wife. Also includes 2,370,000 shares that are subject to a revocable (upon 90 days written notice) proxy granted to Mr. Goldfield by Mr. A.S. Horng, which proxy gives Mr. Goldfield the right to vote such shares. Also includes 850,000 shares subject to options granted under the 1993 Plan, which options are exercisable within 60 days.
 (5) Includes 2,370,000 shares that are subject to a revocable (upon 90 days written notice) proxy to vote such shares held by Alan H. Goldfield. Also includes 382,500 shares subject to options granted under the 1993 Plan, which options are exercisable within 60 days.
 (6) Messrs. Allardyce and Young entered into employment agreements with the Company in November 1999.
 (7) Includes 1,450 shares held by Mr. Bogar's wife and 850 shares held jointly with Mr. Bogar's wife. Also includes 167,502 shares subject to options granted under the 1993 Plan, which options are exercisable within 60 days.
 (8) Includes 100,000 shares subject to options granted under the 1993 Plan, which options are exercisable within 60 days.
 (9) Mr. Gozia resigned as a member of the Company's Board of Directors in April 1999, but continued to serve as the Company's President, Chief Operating Officer and acting Chief Financial Officer until November 16, 1999.
(10) Includes 7,500 shares subject to options granted under the Directors' Plan, which options are exercisable within 60 days.
(11) Includes 6,250 shares subject to options granted under the 1993 Plan, which options are exercisable within 60 days.
(12) Includes an aggregate of 4,800 shares held in each of three separate trusts for the benefit of Mr. Stein's three children. Mr. Stein has no voting or dispositive power with respect to these shares and, therefore, disclaims beneficial ownership of such shares. Mr. Stein resigned from his position as a member of the Company's Board of Directors effective March 10, 2000.
(13) Mr. Thompson became a member of the Company's Board of Directors in October 1999.
(14) In addition to the ownership of the directors and executive officers listed in the table and more fully described in footnotes 4 through 13 above, includes 126,000 shares subject to options granted under the 1993 Plan, which options are exercisable within 60 days.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth certain information regarding compensation paid to the Named Executive Officers for each of the Company's last three fiscal years.

                                                            Long Term Compensation
                                   Annual Compensation              Awards
                                 -----------------------    ---------------------------
                                                  Other                   Securities        All
                                                 Annual     Restricted    Underlying       Other
        Name and                                 Compen-       Stock       Options/       Compen-
       Principal                 Salary   Bonus  sation      Awards(s)       SARs         sation
        Position         Year      ($)     ($)     ($)          ($)        (#)(1)(2)        ($)
       ---------         ----    ------- ------- -------    -----------   -------------   -------
Alan H. Goldfield....... 1999    850,000     --     --               --              --    26,434(3)
 Chairman of the Board   1998    850,000     --     --               --          200,000   26,434(3)
 and Chief Executive
  Officer                1997    850,000 850,000    --               --              --    22,284(3)

A.S. Horng.............. 1999    800,000     --  36,472(4)           --          100,000      --
 Chairman, Chief
  Executive              1998    800,000     --  34,607(4)           --          200,000      --
 Officer and General
  Manager                1997    666,662 800,000    --               --           90,000      --
 of CellStar (Asia)
 Corporation Limited

Dale H. Allardyce....... 1999(5)  17,375     --     --               --              --       --
 President, Chief
  Operating              1998(6)     --      --     --               --              --       --
 Officer and Director    1997(6)     --      --     --               --              --       --

Austin P. Young......... 1999(7)  24,006     --     --               --              --       --
 Senior Vice President,  1998(6)     --      --     --               --              --       --
 Chief Financial Officer 1997(6)     --      --     --               --              --       --
 and Treasurer

Richard M. Gozia(8)..... 1999    400,000     --     --               --              --   919,206(9)
 President, Chief
  Operating              1998    400,000     --     --               --          200,000    7,683(10)
 Officer and Director    1997    392,115 397,655    --               --          225,000    8,217(11)

Daniel T. Bogar......... 1999    300,000     --     --               --              --       --
 Senior Vice President-- 1998    295,000     --     --               --              --       --
 Americas Region         1997    240,000 240,000    --               --           15,000    4,750(12)

Timothy L. Maretti...... 1999    300,000     --     --               --              --       --
 Senior Vice President-- 1998    295,000     --     --               --              --       --
 Brazilian Region        1997    200,000 200,000    --               --           15,000      --

--------
 (1) Reflects options to acquire shares of Common Stock. The Company has not granted stock appreciation rights.
 (2) All figures in this column reflect an adjustment for the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997 and a two-for-one Common Stock split that was effected in the form of a stock dividend in June 1998.
 (3) Consists of life insurance premiums paid by the Company.
 (4) Represents amounts paid or reimbursed by the Company to Mr. Horng as an annual housing allowance. See "--Employment Contracts and Termination of Employment and Change in Control Arrangements."
 (5) Mr. Allardyce became the Company's President and Chief Operating Officer in November 1999. Mr. Allardyce's annual cash compensation is $400,000.
 (6) In accordance with Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, no information is included for fiscal years during which the Named Executive Officer did not serve as an executive officer of the Company.
 (7) Mr. Young became the Company's Senior Vice President and Chief Financial Officer in November 1999. Mr. Young's annual cash compensation is $350,000.
 (8) Mr. Gozia resigned as a member of the Company's Board of Directors in April 1999, but continued to serve as CellStar's President, Chief Operating Officer and acting Chief Financial Officer until November 16, 1999.

 (9) Consists of $3,522 in life insurance premiums paid by the Company, $3,355 of Company contributions to the Company's 401(k) plan, and a severance payment of $912,329 pursuant to the Separation and Release Agreement dated April 21, 1999.
(10) Consists of $3,522 in life insurance premiums paid by the Company and $4,161 of Company contributions to the Company's 401(k) plan.
(11) Consists of $3,271 in life insurance premiums paid by the Company and $4,750 of Company contributions to the Company's 401(k) plan.
(12) Consists of Company contributions to the Company's 401(k) plan.

Option Grants During 1999 Fiscal Year

  The following table provides information related to options granted to the Named Executive Officers during fiscal 1999.

                                                                                      Potential Realizable
                                                                                              Value
                                                                                        at Assumed Annual
                                                                                      Rates of Stock Price
                                                                                        Appreciation for
                                Individual Grants                                        Option Term(1)
----------------------------------------------------------------------------------    ---------------------
                           Number of    % of Total
                          Securities   Options/SARs
                          Underlying    Granted to  Exercise or
                         Options/SARs  Employees in Base Price
          Name           Granted(#)(2) Fiscal Year   ($/Sh)(3)    Expiration Date       5% ($)    10% ($)
          ----           ------------- ------------ -----------  -----------------    ---------- ----------
Alan H. Goldfield.......        --          --           --                    --            --         --
Richard M. Gozia(4).....        --          --           --                    --            --         --
A.S. Horng..............    100,000(5)      6.9        6.219     November 30, 2008       498,642    875,388
Dale H. Allardyce(6)....    200,000        13.8        8.375     November 11, 2009       378,213    632,356
Austin P. Young(6)......    150,000        10.4        7.813      November 4, 2009       414,436    692,919
Daniel T. Bogar.........    100,000         6.9       7.9475(7)   January 20, 2009(8)    268,195    427,060
Timothy L. Maretti......     50,000         3.5         8.25      January 20, 2009       104,062    174,300

--------
(1) The potential realizable value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods of up to ten years.
(2) Reflects options to acquire shares of Common Stock. The Company has not granted stock appreciation rights. The options become exercisable with respect to 25% of the shares covered thereby on each of the first four anniversaries of the date of grant. In the event of a "change of control" (as defined in the 1993 Plan) of the Company, any unexercisable portion of the options will become immediately exercisable. See "Proposal III-- Current Provisions of the 1993 Plan."
(3) The exercise price is equal to the fair market value of the Common Stock on the date of grant. The option exercise price may be paid as follows:
    (a) in cash or by certified check, bank draft or money order payable to the order of the Company; (b) with Common Stock (including restricted stock), valued at its fair market value on the date of exercise; (c) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; and/or (d) in any other form of valid consideration that is acceptable to the Compensation Committee in its sole discretion.
(4) Mr. Gozia resigned as a member of the Company's Board of Directors in April 1999, but continued to serve as the Company's President, Chief Operating Officer and acting Chief Financial Officer until November 16, 1999.
(5) The options granted to Mr. Horng vest 100% on the first anniversary of the date of grant.
(6) Messrs. Allardyce and Young joined the Company in November 1999.
(7) Represents the weighted average of two stock option grants of 50,000 shares each.
(8) Represents the expiration date for 50,000 options. The remaining 50,000 options expire April 29, 2009.

Option Exercises During 1999 Fiscal Year and Fiscal Year End Option Values

  The following table provides information related to options exercised by the Named Executive Officers during the 1999 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                 Number of Securities
                                                Underlying Unexercised     Value of Unexercised
                                                     Options/SARs        In-the-Money Options/SARs
                            Shares     Value         at FY-End (#)           at FY-End ($)(1)
                         Acquired on  Realized ------------------------- -------------------------
          Name           Exercise (#)  ($)(2)  Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ -------- ----------- ------------- ----------- -------------
Alan H. Goldfield.......       --         --     800,000      150,000      201,000          --
A.S. Horng..............       --         --     341,250       63,750       21,900          --
Dale H. Allardyce(3)....       --         --         --       200,000          --       250,000
Austin P. Young(3)......       --         --         --       150,000          --       271,800
Richard M. Gozia(4).....   337,500    846,138     87,500          --       110,175          --
Daniel T. Bogar.........       --         --     112,252      201,250       27,605          --
Timothy L. Maretti......       --         --      47,500      147,500        2,010          --

--------
(1) The closing price for the Company's Common Stock as reported by the NASDAQ/National Market System on November 30, 1999 (the last trading day of fiscal 1999) was $9.625. Value is calculated on the basis of the difference between the option exercise price and $9.625 multiplied by the number of shares of Common Stock underlying the option.
(2) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise related.
(3) Messrs. Allardyce and Young joined the Company in November 1999.
(4) Mr. Gozia resigned as a member of the Company's Board of Directors in April 1999, but continued to serve as the Company's President, Chief Operating Officer and acting Chief Financial Officer until November 16, 1999.

Compensation of Directors

  During fiscal 1999, each director of the Company who was not an officer or other employee of the Company (an "Independent Director") was entitled to receive an annual retainer fee of $25,000, plus $1,500 for each meeting of the Board or committee of the Board that he attended. Beginning in fiscal 1998, each Independent Director received $750 for each telephonic Board or committee meeting attended. In addition, to the extent that any committee meeting is held on the same day as a full Board meeting or another committee meeting, only one $1,500 or $750 fee (as applicable) will be paid. Beginning in 2000, the Company will pay a per diem fee of $1,500 to each non-employee director for each day such director performs additional services for the Company at the request of the Chief Executive Officer.

  Pursuant to the Directors' Plan, each Independent Director automatically receives an option (the "Initial Option") to purchase 7,500 shares of Common Stock upon becoming a non-employee director of the Company. Also beginning in fiscal 1998, in addition to the Initial Option, each Independent Director receives an annual grant pursuant to the 1993 Plan of an option (the "Annual Option") to purchase 5,000 shares of Common Stock, which option will be automatically granted on the date of the first full Board meeting following the end of each fiscal year. The Annual Option will vest with respect to 25% of the shares covered thereby on each anniversary of the date of grant and will expire ten years following the date of grant. The exercise price of all options granted to Independent Directors must be equal to the fair market value of the Company's Common Stock on the date of grant.

  Directors who are also employees of the Company receive no additional compensation for serving as directors. All directors of the Company are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to, and attendance at, meetings of the Board of Directors or committees thereof.

Employment Contracts and Termination of Employment and Change in Control Arrangements

  The Company has entered into employment agreements (collectively, the "Employment Agreements" or individually, an "Employment Agreement") with Mr. Goldfield, Mr. Horng, Mr. Allardyce and Mr. Young (collectively, the "Executives" and individually, an "Executive"), effective December 1, 1994, January 22, 1998, November 12, 1999 and November 5, 1999, respectively. The Employment Agreements of Messrs. Goldfield, Horng, Allardyce and Young provide for annual base salaries of $850,000, $800,000, $400,000 and $350,000, respectively, subject to increase by the Compensation Committee of the Board of Directors. Each of the Employment Agreements also provides that the Executive is eligible to receive an annual bonus.

  The Company is obligated under the Employment Agreements to provide to Messrs. Goldfield and Horng (i) life insurance policies with face amounts of $5,000,000 and $4,000,000, respectively, and (ii) disability insurance policies with annual disability benefits of $640,000 and $300,000, respectively, until attainment of age 65. In addition, the Company is obligated to pay or reimburse each Executive for all medical and dental expenses incurred by him or his spouse or dependents. The Company has in place insurance to cover a portion of such expenses. Messrs. Allardyce and Young are eligible to participate in the life, health and disability insurance programs customarily made available to executives of the Company.

  Mr. Goldfield's Employment Agreement expires on the fifth anniversary of the date on which the Board of Directors notifies Mr. Goldfield that it has determined to fix the expiration date of the Employment Agreement. The Employment Agreements of Messrs. Horng, Allardyce and Young have terms of five years, four years and four years, respectively. All of the Employment Agreements are subject to earlier termination as follows: (i) by the Company
(a) due to the disability of the Executive, (b) for "cause" or (c) without "cause"; or (ii) by the Executive (a) upon a material breach by the Company of the Employment Agreement ("Company Breach"), (b) within twelve months of a "change in control" or (b) without "good reason" (i.e., for any reason other than Company Breach). If Mr. Goldfield terminates his employment due to Company Breach or if he is terminated by the Company without "cause," he will be entitled to receive his accrued but unpaid base salary and annual incentive payments through the date of termination plus five times the sum of (a) his base salary plus (b) the average of his annual incentive payments for the preceding two years. If any of Messrs. Horng, Allardyce or Young terminates his employment due to Company Breach or if any of them is terminated by the Company without "cause," he will be entitled to receive his accrued but unpaid base salary and annual incentive payments through the date of termination plus an amount equal to the product of (i)(a) his base salary plus (b) the average of his annual incentive payments for the preceding two years (one year for Mr. Horng) divided by 365 and multiplied by (ii) the number of days remaining in the term of his Employment Agreement. In the event of termination of employment after a "change in control," each of the Executives will be entitled to receive an amount equal to $100 less than three times his "annualized includable compensation," which is the maximum payment permitted by the Internal Revenue Code that does not constitute an "excess parachute payment."

  Under the Employment Agreements, a termination will be deemed to be "without cause" if it is for any reason other than due to the disability of the Executive or for "cause." Under the Employment Agreements for Messrs. Goldfield and Horng, a termination will generally be considered to be for "cause" if it is due to the Executive's (i) willful gross misconduct, (ii) conviction of a felony, (iii) gross incompetence; (iv) willful failure to follow the directives of the Board of Directors, or (v) any other material breach of his Employment Agreement. Under the Employment Agreements for Messrs. Allardyce and Young, a termination will generally be considered to be for "cause," as determined by the Board of Directors in the exercise of good faith, if it is due to the Executive's (i) willful failure to perform his duties, (ii) misconduct that causes or is likely to cause material economic harm to, or material discredit to the reputation of, the Company or its affiliated entities, (iii) failure to follow the directions of senior management or the Board of Directors of the Company, (iv) conviction or a plea of nolo contendre of a felony involving moral turpitude or the entry of an order by any federal or state regulatory agency prohibiting the Executive from participating in the affairs of the Company, or (v) any other material breach of his Employment Agreement.

  For purposes of the Employment Agreements, a "change in control" will be deemed to occur upon the occurrence of any of the following: (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (3) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (4) the cessation of control (by virtue of their not constituting a majority of directors) of the Company's Board of Directors by the Continuing Directors (as defined); (5) the acquisition of beneficial ownership of 15% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned less than 10% of such voting power on the date of the Employment Agreement or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of such voting power on the date of the Employment Agreement, in each case subject to certain exceptions; or (6) subject to applicable law, in a Chapter 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7. In addition, the Employment Agreements of Messrs. Horng, Allardyce and Young each provide that a "change in control" will be deemed to occur (subject to certain exceptions) upon the execution by the Company and a stockholder of a contract that by its terms grants such stockholder (in its, his or her capacity as a stockholder) or such stockholder's affiliate, including, without limitation, such stockholder's nominee to the Board of Directors (in its, his or her capacity as an affiliate of such stockholder), the right to veto or block decisions or actions of the Board of Directors.

  The Employment Agreements also provide that the Executives will be indemnified by the Company to the fullest extent permitted by law. The right of Messrs. Goldfield and Horng to indemnification is protected by a right to require the Company to establish and fund a trust for their indemnification after a change in control or a potential change in control. The Employment Agreements of all Executives include non-competition and confidentiality provisions.

Report of the Compensation Committee on Executive Compensation

  General. Subject to existing contractual obligations, the Compensation Committee of the Board of Directors is primarily responsible for the Company's executive compensation policies and practices, and administers executive awards under the Company's 1993 Plan and Incentive Plan. The Compensation Committee is currently composed of Messrs. J.L. Jackson (Chairman), James L. Johnson and Jere W. Thompson. Mr. Stupka served as the Chairman of the Compensation Committee from December 1998 until October 1999 when he resigned his position as a member of the Company's Board of Directors. Mr. Kesler served on the Compensation Committee from March 1999 until January 21, 2000.

  Compensation Philosophy. The Company's executive compensation philosophy reflects its belief that the compensation of executives (i) should be linked to achievement of the Company's business and strategic goals; (ii) should be aligned with the interests of stockholders through awards of stock options and other stock-based compensation; (iii) should recognize individual contributions, as well as overall business results; and (iv) should have the ultimate result of attracting, motivating and retaining highly-talented executives for the Company. To achieve these objectives, the Company's current compensation program consists of the following elements:

  .  Base salary

  . Annual incentive compensation, the receipt of which is based on (i) the financial performance of the Company and its divisions from year to year and/or (ii) significant individual contributions

  .  Long-term incentive compensation, primarily in the form of stock options

  Chief Executive Officer's Fiscal 1999 Compensation. The structure of Mr. Goldfield's fiscal 1999 compensation was based in large part on the recommendations of an outside consulting firm hired by the Company. In accordance with such recommendations, the Company entered into an employment agreement with Mr. Goldfield, effective December 1, 1994. Such agreement provides for an annual base salary of $850,000 or such greater amount as may be approved by the Compensation Committee. In addition, such agreement provides that Mr. Goldfield is eligible for an annual bonus pursuant to an incentive plan approved by the Compensation Committee. Mr. Goldfield's base salary has not been raised from the $850,000 amount provided for in 1994; however, during fiscal 1999, Mr. Goldfield was eligible to receive a cash bonus under the Incentive Plan of up to 100% of his base salary (the "Maximum Bonus"), subject to achievement by the Company of an earnings threshold specified by the Compensation Committee. The percentage of the Maximum Bonus that Mr. Goldfield was eligible to receive was based on a range of earnings per share targets established by the Compensation Committee. Because the Company did not achieve the specified earnings per share target, Mr. Goldfield did not receive a bonus in fiscal 1999. Thus, a significant percentage of Mr. Goldfield's fiscal 1999 compensation was tied to performance of the Company. The Compensation Committee believes that the structure of Mr. Goldfield's compensation, with its strong emphasis on Company performance, is in the best interests of the Company's stockholders because it more closely aligns the interests of Mr. Goldfield and the Company's stockholders. Mr. Goldfield declined an award of stock options for fiscal 1999 but was awarded a grant of 100,000 options under the 1993 Plan in January 2000.

  In fiscal 1999, the Company commissioned a new compensation survey to review its compensation practices in light of the practices of certain of its competitors and industry peers. The report, delivered in January 2000, confirmed that the range of cash compensation, bonus awards and option grants to executives and managers of the Company are competitive and that the thresholds and performance targets set by management of the Company are generally consistent with those of its peers and competitors.

  Compensation of Other Executive Officers. In fiscal 1999, the compensation package received by other executives of the Company consisted of base salary, stock options and bonus awards. Each element is consistent with the compensation philosophy set forth above, and the determinations of the Compensation Committee regarding the appropriate form and level of executive compensation were based in part on the recommendations of management. Such recommendations reflected each individual's level of responsibility, experience and contribution to the business, as well as the Compensation Committee's ongoing assessment and understanding of the Company's business.

  The Compensation Committee continues to place its emphasis on compensation that would more closely align the executives' interests with the stockholders' interest. Therefore, as with the Chief Executive Officer, a significant percentage of each executive's total compensation opportunity was tied to performance of the Company and individual achievement through (i) bonus eligibility, based on a combination of Company performance, and (ii) stock option awards.

  Subject to achievement by the Company of an earnings threshold specified by the Compensation Committee, the Company's executives are eligible to receive incentive bonuses under the Incentive Plan ranging from 33% to 100% of their base salaries. The percentage of the bonus amount awarded is based in part on a range of targets established by the Compensation Committee involving the Company's earnings per share, return on capital employed and operating income generated.

  In granting stock options to the Company's executives, the Compensation Committee, with the input of management, considered each executive's current and future ability to impact achievement of strategic goals and objectives, as well as internal equity within the executive's peer group. The Compensation Committee believes this emphasis on equity compensation is in the best interests of the Company's stockholders because it more closely aligns the interests of the executives and the Company's stockholders for both near and long-term. All options granted during fiscal 1999 to the Company's executives were granted at the fair market value on the date of grant. All of such options vest at a rate of 25% per year, beginning on the first anniversary of the date of grant, except the options granted to Mr. Horng, which vest 100% on the first anniversary of the date of grant. See "Executive Compensation-- Option Grants During Fiscal 1999." Therefore, an executive will receive full benefits from the option grant only if the Company's stock price appreciates and only if the executive remains with the Company for the full term of vesting. See "Proposal III--Approval of Proposal to Increase the Number of Shares of Company Common Stock Available for Issuance Under the 1993 Plan."

  Internal Revenue Code Section 162(m). In August 1993, as part of the Omnibus Budget Reconciliation Act of 1993, Section 162(m) of the Internal Revenue Code (the "Code") was enacted, which section provides for an annual one million dollar limitation (the "Deduction Limitation") on the deduction that an employer may claim for Compensation of certain executives. Section 162(m) of the Code provides an exception (the "Performance-Based Compensation Exception") to the Deduction Limitation for certain performance-based compensation, and it is the intent of the Compensation Committee to qualify executive compensation for such exception to the extent necessary, feasible and in the best interests of the Company. Proposal II ("Approval of the Incentive Plan") and Proposal III ("Approval of Proposal to Increase the Number of Shares of Company Common Stock Available for Issuance Under the 1993 Plan") are being submitted for approval by the Company's stockholders in part to continue to qualify certain compensation under the Incentive Plan and the 1993 Plan for the Performance-Based Compensation Exception to the Deduction Limitation.

J.L. Jackson
James L. Johnson
Jere W. Thompson

Comparative Performance Graph

  The following chart compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising The Nasdaq Market Value Index (the "Nasdaq Index") and the Electronics Wholesale Index over the period commencing January 1, 1994 (the first day after the effective date of the Company's initial public offering) and ending November 30, 1999. The comparison assumes $100 was invested on December 7, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                     Comparison of Cumulative Total Return
     of CellStar Corporation, Nasdaq Index and Electronics Wholesale Index

                             [CHART APPEARS HERE]

                 Section 16(a) Beneficial Ownership Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.

  To the Company's knowledge, based solely on its review of the copies of such reports received by it with respect to fiscal 1999, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with.

        Proposals with Respect to the Incentive Plan and the 1993 Plan

  The 1993 Plan and the Incentive Plan (collectively, the "Plans") were originally approved by the stockholders of the Company in December 1993 and April 1995, respectively. The Company has grown significantly since adoption of the Plans, and the Board of Directors believes that the continued success of the Company continues to depend upon its ability to attract and retain highly qualified and competent key employees. The Board of Directors believes that incentive-based compensation enhances that ability and provides motivation to such persons to advance the interests of the Company and its stockholders.

  The Board's approval of each of the Plans follows a review and evaluation of the Plans by the Compensation Committee. The Plans give the Compensation Committee greater flexibility to design the terms and restrictions deemed appropriate for particular awards as facts and circumstances warrant. Such flexibility would in turn improve the Company's ability (i) to keep pace with changing developments in management compensation; (ii) to be competitive in the types of incentives offered to attract and motivate key management employees; and (iii) to respond to changing circumstances, such as changes in tax laws, accounting rules, securities regulations, and other rules regarding benefit plans.

                                  PROPOSAL II

                        Approval of the Incentive Plan

  The Board of Directors has unanimously approved the Incentive Plan and recommends approval of the Incentive Plan by stockholders of the Company. Under current federal tax law, an incentive compensation plan, such as the Incentive Plan, must be approved by stockholders of the plan proponent every five years in order to continue to receive favorable federal income tax treatment for awards made under such plan. The Incentive Plan was last approved by Company stockholders in May 1996. A copy of the Incentive Plan is attached to this Proxy Statement as Appendix A. The following is a brief summary of certain provisions of the Incentive Plan, which summary is qualified in its entirety by reference to the full text of the Incentive Plan. Stockholders are urged to review carefully the entire text of the Incentive Plan attached hereto as Appendix A.

Current Provisions of the Incentive Plan

  The Incentive Plan is currently administered by the Compensation Committee, the members of which are not eligible to participate in the Incentive Plan. The Compensation Committee has the authority to select the employees who will participate in the Incentive Plan, to establish and certify achievement of performance goals and corporate thresholds, to interpret the Incentive Plan, and to make all other determinations necessary to administer the Incentive Plan. All such actions or determinations made by the Compensation Committee are final, binding and conclusive on all interested persons. Any key employee of the Company or its subsidiaries is eligible to be selected as a participant in the Incentive Plan. For fiscal 1999, two persons are eligible to receive bonuses ("Incentive Awards") under the Incentive Plan.

  Under the Incentive Plan, each participant is eligible to receive a percentage of an annual bonus pool established by the Compensation Committee. Participants will receive incentive compensation only if the Company achieves a minimum level of Earnings (which is defined under the Incentive Plan as earnings before income taxes and extraordinary items, but after accrual for the expense of Incentive Awards under the Incentive Plan) established by the Compensation Committee for the fiscal year. For each fiscal year in which the Compensation Committee determines that it is advisable to grant Incentive Awards under the Incentive Plan, the Compensation Committee must, within 90 days after the beginning of such fiscal year, establish the following: the Corporate Threshold, the Annual Incentive Pool, each participant's Target Allocation, and each participant's Performance Goals, each of which is described in detail below.

  Corporate Threshold. The Corporate Threshold is a minimum level of Earnings established by the Compensation Committee, which must be at least 105% of the Company's Earnings for the preceding fiscal year.

  Annual Incentive Pool. The Annual Incentive Pool is a specified percentage of Earnings above the Corporate Threshold that constitutes the amount that may be awarded to participants under the Incentive Plan with respect to a particular fiscal year. There is no limit on the percentage of Earnings above the Corporate Threshold that may be awarded under the Incentive Plan.

  Target Allocation. A participant's Target Allocation is such participant's maximum percentage share of the Annual Incentive Pool. The Target Allocation for each participant is equal to his or her base salary for the fiscal year as a percentage of the sum of the base salaries of all participants for the fiscal year.

  Performance Goals. Performance Goals are the goals established for each participant that will apply for that fiscal year. Performance Goals need not be the same for all participants and may be based on criteria in one or more of three categories; (i) performance of the Company as a whole; (ii) performance of a segment of the Company's business; and (iii) individual performance. At the time that the Compensation Committee establishes Performance Goals, it will also establish the categories and criteria that will measure achievement of the Performance Goals and the percentage allocation for each of the criteria (the sum of which shall equal 100 percent).

  After the close of the fiscal year, the Compensation Committee must determine and certify (i) whether the Company's Earnings have exceeded the Corporate Threshold; (ii) the percent of achievement by the participant of his or her Performance Goals (the "Performance Percentage"); and (iii) the amount of the Annual Incentive Pool. Based on these determinations, the Compensation Committee will multiply each participant's Target Allocation by his or her Performance Percentage to obtain his or her "Participant Allocation." The Compensation Committee then must determine each participant's Incentive Award by multiplying his or her Participant's Allocation by the amount of the Annual Incentive Pool. Currently, a participant's Incentive Award for any fiscal year may not exceed $1,000,000. A participant who does not achieve any of his or her individual Performance Goals will not be awarded any compensation under the Incentive Plan. The Compensation Committee is not obligated to award the entire amount of the Annual Incentive Pool for any fiscal year to participants.

  Incentive Awards under the Incentive Plan currently must be paid in cash as soon as practicable after the Compensation Committee's certification of such awards. A participant may elect to defer all or a portion of his or her Incentive Award for a period of two to ten years. In the event an Incentive Award is so deferred, the amount payable would accrue interest at a rate equal to the Company's cost of funds on the date such Incentive Award is certified.

  If a participant's employment with the Company and all of its subsidiaries terminates before the end of a fiscal year for one of the reasons set forth below, such participant will be entitled to receive a pro rated portion of the participant's certified Incentive Award ("Pro Rated Incentive Compensation"), based on the portion of the fiscal year such participant was employed by the Company or a subsidiary. A participant will be entitled to receive Pro Rated Incentive Compensation if (i) within one year following a "change of control" (as defined under Proposal III below), the Company terminates the participant's employment for any reason (or for no reason);
(ii) the Company terminates the participant's employment other than for "cause"; (iii) the participant voluntarily terminates his or her employment with "good reason"; (iv) the participant retires; (v) the participant dies; or
(vi) the participant becomes disabled.

  For purposes of the Incentive Plan, "cause" is defined to include (a) any act of dishonesty or moral turpitude (including, without limitation, any act involving a felony or fraud or that causes or reasonably may be expected to cause substantial injury to the Company); or (b) the failure of a participant to perform his or her duties of employment. A participant's termination of employment will be deemed to be for "good reason" if, without the participant's written consent, the Company (a) assigns the participant duties for which a participant is not reasonably equipped by his or her skills and experience, (b) reduces the base salary of the participant, (c) requires the participant to be based anywhere other than the Company's offices located in the greater Dallas-Fort Worth area, or (d) terminates benefit or compensation plans or reduces or limits the participant's participation therein relative to the participation level of other employees of similar positions and titles. To the extent that a participant's employment agreement differs from the Incentive Plan with respect to the meaning of "cause" or "good reason," if such employment agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such employment agreement will govern.

  The Compensation Committee may, in its discretion, reduce or eliminate a participant's Incentive Award under the Incentive Plan based upon such objective or subjective criteria as it deems appropriate or to take into account circumstances that could not have been anticipated when it established the Performance Goals. The Compensation Committee also has the sole discretion and authority to change any participant's Performance Goals or criteria for any fiscal year to the extent the Compensation Committee deems such changes advisable in light of extraordinary circumstances not foreseen at the time of grant of an Incentive Award; provided that, the Compensation Committee may not retroactively change Performance Goal(s) or criteria relating to any Incentive Award intended to satisfy an exception to the Deduction Limitation, except (i) in the event of changes in accounting practices or, (ii) to the extent consistent with Code Section 162(m) and its regulations, in the event of circumstances that could not have been anticipated when it established such Performance Goals and criteria. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code
Section 162(m)."

  The Incentive Plan may be amended or discontinued by the Compensation Committee, without the approval of the stockholders; provided that, no amendment may be made without approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, the requirements of any exchange upon which the Company's securities are listed, or any other applicable law.

Summary of Certain Federal Income Tax Consequences of the Incentive Plan

  An Incentive Award under the Incentive Plan will generally be deductible by the Company and will be taxable as ordinary income to a participant in the year or years in which the Incentive Award is paid or made available to the participant. The Company shall have the right to deduct from all payments made under the Incentive Plan any taxes required by law to be withheld with respect to such payments.

  If a termination occurs after a change of control, any amounts paid under the Incentive Plan could be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in a loss of deduction to the Company and the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant.

  For a discussion of the tax consequences relating to receipt by Incentive Plan participants of Awards under the 1993 Plan in lieu of cash under the Incentive Plan, see "Proposal III--Approval of Proposal to Increase the

Number of Shares of Company Common Stock Available for Issuance Under the 1993 Plan--Summary of Certain Federal Income Tax Consequences of the 1993 Plan."

  No amounts were issued, paid or earned under the Incentive Plan in fiscal 1999 to any of the Named Executive Officers. See "Executive Compensation-- Report of the Compensation Committee on Executive Compensation."

Vote Required

  The affirmative vote of a majority of the shares present in person or represented by Proxy at the Meeting and entitled to vote on the subject matter is required to approve the adoption of the Incentive Plan.

  The Board of Directors recommends a vote FOR the proposal to adopt and approve the Incentive Plan.

                                 PROPOSAL III

           Approval of Proposal to Increase the Number of Shares of
                  Company Common Stock Available for Issuance
                              Under the 1993 Plan

  The Board of Directors of the Company has unanimously approved an increase in the number of shares of Company Common Stock available for issuance under the 1993 Plan from 8,000,000 shares to 11,000,000 shares. The 1993 Plan was last approved by Company stockholders in May 1998. A copy of the 1993 Plan is attached to this Proxy Statement as Appendix B. The following is a brief summary of certain provisions of the 1993 Plan, which summary is qualified in its entirety by reference to the full text of the 1993 Plan. Stockholders are urged to review carefully the entire text of the 1993 Plan attached hereto as Appendix B.

Certain Current Provisions of the 1993 Plan

  The 1993 Plan is currently administered by the Compensation Committee of the Board of Directors. References to the "Committee" in this discussion shall mean the Compensation Committee. The Committee has, subject to the terms of the 1993 Plan, the sole authority to grant Awards (as hereinafter defined) thereunder, to construe and interpret the 1993 Plan and to make all other determinations and take any and all actions necessary or advisable for the administration of such Plan. During fiscal 1999, the Compensation Committee delegated to an Employee Stock Option Committee comprised of Richard M. Gozia, then-President and Chief Operating Officer of the Company, and Alan H. Goldfield, Chairman and Chief Executive Officer of the Company, certain authority to issue up to 10,000 stock options under the 1993 Plan to non-executive employees of the Company. Mr. Gozia resigned as a member of the Employee Stock Option Committee in April 1999. The Board of Directors has determined to terminate the Employee Stock Option Committee in favor of a new arrangement for the granting and issuance of stock options under the 1993 Plan to non-executive officers of the Company. This new arrangement calls for a specified number of options (as determined by the Compensation Committee) to be made available to each of the Company's regions, which options may be dispensed at the discretion of the regional management to eligible non-executive employees within that region during the course of the fiscal year. In the event regional management uses up all of the allotted options prior to end of the fiscal year, the Compensation Committee may, but is not obligated to, allocate an additional number of options to the region for distribution to non-executive employees within that region.

  Any employee, director or advisor of the Company or its subsidiaries is eligible to participate in the 1993 Plan; however, only employees of the Company and its subsidiaries are eligible to receive incentive stock options. As of February 29, 2000, approximately 1,450 persons were eligible for participation in the 1993 Plan, of which approximately 120 persons were participating, and no stock options have been issued to any non-employee of the Company, except Independent Directors. Unless earlier terminated by action of the Board of Directors or the Compensation Committee, the 1993 Plan will terminate on December 3, 2003.

  The 1993 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (i) stock options, including "incentive stock options," within the meaning of Section 422 of the Code, and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; and (iv) cash awards. Awards may be granted singly, in combination, or in tandem, as determined by the Committee in its discretion. The Committee generally has the authority to fix the terms and number of Awards to be granted under the 1993 Plan; provided that no participant may receive during any fiscal year Awards covering an aggregate of more than 750,000 shares of Common Stock under the 1993 Plan. With respect to any restrictions ("Mandated Restrictions") under the 1993 Plan that are based on the requirements of Rule 16b-3 of the Exchange Act, Sections 422 or 162(m) of the Code, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction ("Applicable Law"), to the extent that any such Mandated Restrictions are no longer required by Applicable Law, the Committee has the sole discretion and authority to grant awards under the 1993 Plan that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding awards.

  Stock options are exercisable to purchase Common Stock of the Company during a period specified in each option agreement and are exercisable in installments pursuant to a vesting schedule designated by the Committee. Stock appreciation rights entitle the holder to receive cash or (in the discretion of the Committee) shares of Common Stock having a value equal to the appreciation in the fair market value of the Common Stock underlying the stock appreciation right from the date of grant to the date of exercise. Restricted stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Committee deems appropriate. Restrictions may include limitations on the right to transfer or encumber the restricted stock until the expiration of a specified period of time and forfeiture of the restricted stock upon the occurrence of certain events such as termination of employment prior to the expiration of a specified period of time. As of the date of this Proxy Statement, stock options were the only type of Award that had been granted under the 1993 Plan.

  An aggregate of 8,000,000 shares of Common Stock are currently authorized and reserved for issuance under the 1993 Plan, subject to adjustments as are appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization or increase or decrease in shares of Common Stock without receipt of consideration by the Company. At February 29, 2000, options to purchase approximately 7,350,000 shares of Common Stock were outstanding, and approximately 650,000 shares of Common Stock remained available for issuance under the 1993 Plan.

  The 1993 Plan requires that the purchase price per share under any option or stock appreciation right may not be less than 100% of the fair market value of the underlying shares of Common Stock on the date of grant, or 110% of such value in the case of incentive stock options granted to any Employee owning more than ten percent of the outstanding capital stock of the Company (a "Ten Percent Owner"). In addition, the term of any option or stock appreciation right may not exceed ten years, or five years in the case of incentive stock options granted to a Ten Percent Owner. Outstanding options granted under the 1993 Plan have ten-year terms. Vesting schedules for outstanding options range from 100% vesting on the first anniversary of the date of grant to 25% vesting per year, generally beginning on the first anniversary of the date of grant. In addition, the vesting of certain outstanding options was tied to the achievement of performance goals. The aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year may not exceed $100,000.

  The 1993 Plan provides that, in the event of a Change of Control, all unvested options and stock appreciation rights will become fully exercisable, and all restrictions will lapse with respect to outstanding shares of restricted stock. "Change of Control" is defined as the occurrence of any of the following events: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who
(x) at the effective date of the 1993 Plan were directors or (y) become directors after the effective date of the 1993 Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of the 1993 Plan or whose election or nomination for election was previously so approved; (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7; or (vi) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 15% or more of the voting power of the Company's outstanding voting securities by any person or persons acting as a group (within the meaning of Rule 13d-5 under the Exchange Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the effective date of the 1993 Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the effective date of the 1993 Plan; provided however, notwithstanding the foregoing, an acquisition will not constitute a Change of Control under the 1993 Plan if the acquiror is (v) Alan
H. Goldfield ("Goldfield"), (w) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (x) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; (y) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act; or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; and provided further, no Change of Control will be deemed to have occurred from a transfer of the Company's voting securities by Goldfield to (v) a member of Goldfield's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Goldfield's lifetime or by will or the laws of descent and distribution; (w) any trust as to which Goldfield or a member (or members) of his immediate family is the beneficiary; (x) any trust as to which Goldfield is the settlor with sole power to revoke; (y) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (z) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Goldfield. To the extent that a participant's employment agreement differs from the 1993 Plan with respect to the meaning of "Change of Control," if such employment agreement has been approved by the Committee of the Board of Directors, the definition included in such employment agreement will govern.

  The exercise price for any option may be paid as follows: (a) in cash or by certified check, bank draft, or money order payable to the order of the Company; (b) with Common Stock (including restricted stock), valued at its fair market value on the date of exercise; (c) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. The closing price of the Company's Common Stock on February 29, 2000, as reported in The Nasdaq Stock Market was $9.594.

  The 1993 Plan provides that, unless otherwise permitted by the Committee, in its sole discretion, in the event of termination of a participant's service with the Company (i) any options and/or stock appreciation rights held by such participant may be exercised, to the extent exercisable on the date of termination, (a) for 12 months after termination, if termination is due to death or disability; (b) for three months after termination, if termination is due to retirement; and (c) for 30 days after termination, if termination is due to any reason other than death, disability or retirement; provided that no option or stock appreciation right may be exercisable beyond its original expiration date; and (ii) any unvested shares of restricted stock held by such participant will be forfeited. If a participant forfeits unvested shares of restricted stock and has paid consideration to the Company for such forfeited restricted stock, the Company is required to repay such consideration to the participant.

  The Board of Directors or, if authorized, the Committee, may from time to time discontinue or amend the 1993 Plan without the consent of the stockholders unless stockholder approval is required under the Code, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction.

Summary of Certain Federal Income Tax Consequences of the 1993 Plan

  Incentive Stock Options. No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the issuance of the shares upon exercise of the incentive stock option and more than two years after the date of the grant of the incentive stock option (the "ISO Holding Period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock; provided however, that the deduction will not be allowed if such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code Section 162(m)." Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period before disposition. Certain special rules apply if an incentive stock option is exercised by tendering stock.

  The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. Special rules also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on subsequent sale of the shares.

  Non-qualified Stock Options. No taxable income generally is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-qualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

  Stock Appreciation Rights. No taxable income will be realized by a participant upon the grant of a stock appreciation right and no deduction will be available to the Company. Upon the exercise of the stock appreciation right, the participant will realize taxable income equal to the cash or the fair market value (on the date of exercise) of the shares, or both, received, and the Company will be entitled to a deduction unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code Section 162(m)." The tax basis in any shares received will be the fair market value on the date of exercise and, if shares received are held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

  Restricted Stock. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted stock under the 1993 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in restricted stock awarded under the 1993 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of restricted stock received under the 1993 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code
Section 162(m)." The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 1993 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the Compensation element included by the participant in taxable income. For stock held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

  Cash Awards. A participant who receives a cash award will not recognize any taxable income for Federal income tax purposes until the award is no longer subject to substantial risk of forfeiture. Any cash or shares of Common Stock received pursuant to the award generally will be treated as compensation income in the year in which the award becomes no longer subject to substantial risk of forfeiture. If a cash award is paid in whole or part in shares of Common Stock and the participant is subject to Section 16(b) of the Exchange Act on the date of receipt of such shares, the participant generally will not recognize Compensation income until the expiration of six months from the date of receipt, unless the participant makes an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the shares Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes. Any stock options received pursuant to such an award will not be subject to taxation upon the issuance of the option, and no deduction would be available to the Company at that time. Taxation to the participant (and deductibility for the Company ) will be governed by the same rules as set forth above in the summary of certain federal income tax consequences relating to non-qualified stock options.

  Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control, any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and
(ii) the loss by the Company of a compensation deduction.

Prior Issuances of Options under the 1993 Plan

  The following table sets forth certain information regarding options received under the 1993 Plan from its inception through February 29, 2000, by
(i) the Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group,
(iv) each nominee for election as a director, (v) each associate of any of the persons listed in (i)-(iv) above, (v) each person who has received 5% or more of such options and (vi) all employees, including current officers who are not executive officers, as a group.

                                          Aggregate Amount of Common Stock
                                        Subject to 1993 Plan Options Granted
    Name of Individual or Group      from Inception through February 29, 2000(1)
    ---------------------------      -------------------------------------------
Alan H. Goldfield..................                   1,238,610
 Chairman of the Board and Chief
 Executive Officer
A.S. Horng.........................                     982,982
 Chairman and Chief Executive
 Officer of CellStar (Asia)
 Corporation Limited
Dale H. Allardyce..................                     200,000(2)
 President and Chief Operating
 Officer
Austin P. Young....................                     150,000(2)
 Senior Vice President, Chief
 Financial Officer and Treasurer
Richard M. Gozia...................                     800,000(3)
 President and Chief Operating
 Officer
Daniel T. Bogar....................                     379,382
 Senior Vice President--Americas
 Region
Timothy L. Maretti.................                     333,662
 Senior Vice President--Brazil
 Region
All current executive officers as a                   4,084,636
 group.............................
All current directors who are not                        55,000
 executive officers as a group.....
All employees, including current
 officers who are not executive
 officers, as a group..............                   4,139,636(4)

--------
(1) Figures in this column reflect an adjustment for the Company's three-for-two stock split that was effected in the form of a stock dividend in June 1997 and the Company's two-for-one stock split that was effected in the form of a stock dividend in June 1998
(2) Messrs. Allardyce and Young joined the Company in November 1999
(3) Mr. Gozia resigned as a member of the Company's Board of Directors in April 1999, but continued to serve as the Company's President, Chief Operating Officer and acting Chief Financial Officer until November 16, 1999.
(4) Includes options that expired or were canceled or terminated prior to their exercise and that became eligible to be regranted under the 1993 Plan. Also includes options granted to current executive officers.

  The Board of Directors recommends a vote FOR the proposal to increase the number of shares of Company Common Stock available for issuance under the 1993 Plan from 8,000,000 to 11,000,000.

                             INDEPENDENT AUDITORS

  The Board of Directors, upon the recommendation of its Audit Committee, has appointed KPMG LLP as the independent auditors of the Company for the fiscal year ending November 30, 2000. Representatives of KPMG LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

  Stockholders of the Company may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Company's Certificate of Incorporation. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2001 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 17, 2000. Such proposals should be directed to CellStar Corporation, 1730 Briercroft Court, Carrollton, Texas 75006, Attention: General Counsel.

                                OTHER BUSINESS

  The Board of Directors knows of no matters other than those described herein that will be presented for consideration at the Meeting. However, should any other matter(s) properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

  All costs incurred in the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegram, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding of solicitation materials to the beneficial owners of shares of Common Stock held by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

  Accompanying this Proxy Statement is a copy of the Company's Annual Report for the fiscal year ended November 30, 1999 (the "Annual Report"). The Annual Report is not to be deemed a part of this Proxy Statement.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, IF ANY, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON THE WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO CELLSTAR CORPORATION, ATTN.:
INVESTOR RELATIONS, 1730 BRIERCROFT COURT, CARROLLTON, TEXAS 75006.

                                          By Order of the Board of Directors,

                                          Elaine Flud Rodriguez
                                          Senior Vice President, Secretary and
                                           General Counsel

March 29, 2000

                                                                     APPENDIX A

                             CELLSTAR CORPORATION

            AMENDED AND RESTATED ANNUAL INCENTIVE COMPENSATION PLAN

  This Plan amends and restates the CellStar Corporation Annual Incentive Compensation Plan, which first became effective on December 1, 1994. Capitalized terms used herein are defined in Article II hereof.

  To the extent permitted under Rule 16b-3, Section 162(m), and any other applicable law or regulation, the Committee shall have the power, in its sole discretion, to apply any or all of the amendments effected hereby to outstanding Awards previously granted under the Plan; provided that, to the extent that the application of any such amendment to an outstanding Award shall have an Adverse Consequence for the Company and/or a Participant, such amendment shall not apply unless it is specifically approved by the Committee and consented to by the Participant.

  The Plan shall be effective as of March 22, 1996, subject to stockholder approval of the amendments effected hereby; provided that any Discretionary Amendment shall not be subject to stockholder approval.

                                   ARTICLE I

                                    Purpose

  The purpose of the Plan is to recognize the contributions to the growth, success, and profitability of the Company and its Subsidiaries provided by key employees of the Company through the awarding of incentive compensation. The Plan is designed to (a) increase the interest of the key employees in the welfare of the Company and its Subsidiaries; (b) furnish an incentive to such employees to continue their services for the Company and/or its Subsidiaries; and (c) provide a means by which the Company and its Subsidiaries may attract able persons to enter their employ.

  The Plan provides for incentive payments to certain key employees of the Company and its Subsidiaries based on the achievement of preestablished Performance Goals. Incentive Compensation payable pursuant to certain Awards under the Plan is intended to be deductible by the Company pursuant to the
Section 162(m) Exception.

  With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, to the extent such Rule is applicable. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

                                  ARTICLE II

                                  Definitions

  For purposes of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

  "Adverse Consequence" means (i) the loss of qualification of an Award for special treatment under Rule 16b-3 or the commencement of a new holding period under such rule; or (ii) the Company's inability to claim the Section 162(m) Exception with respect to an Award.

  "Annual Incentive Pool" means, with respect to any Fiscal Year, the amount, if any, equal to the percentage of Earnings for the Fiscal Year in excess of the Corporate Threshold for the Fiscal Year, as specified in accordance with
Section 5.1 below.

  "Award" means the grant by the Committee to an employee of the Company or its Subsidiaries of the right to receive Incentive Compensation under the Plan.

  "Award Agreement" means a written agreement between a Participant and the Company that sets out the terms of the grant of an Award.

  "Board" means the Board of Directors of the Company.

  "Cause" includes (a) any act of dishonesty or moral turpitude (including, without limitation, any act involving a felony or fraud or that ceases or reasonably may be expected to cause substantial injury to the Company); or (b) the failure of a Participant to perform his or her duties of employment. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Cause," if such Employment Agreement has been approved by the Compensation Committee of the Board, the definition included in such Employment Agreement shall govern.

  "Change of Control" means any of the following: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the effective date of this Plan were directors or (y) become directors after the effective date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of this Plan or whose election or nomination for election was previously so approved); (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7; or (vi) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 15% or more of the voting power of the Company's outstanding voting securities by any person or persons acting as a group (within the meaning of Rule 13d-5 under the Exchange Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan; provided, however, that, notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (v) Alan H. Goldfield ("Goldfield"), (w) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (x) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; (y) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act; or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; and provided further that no change of control shall be deemed to have occurred from a transfer of the Company's voting securities by Goldfield to (v) a member of Goldfield's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Goldfield's lifetime or by will or the laws of descent and distribution; (w) any trust as to which Goldfield or a member (or members) of his immediate family is the beneficiary; (x) any trust as to which Goldfield is the settlor with sole power to revoke; (y) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (z) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Goldfield. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Change of Control," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the committee(s) appointed or designated by the Board to administer the Plan in accordance with Article III.

  "Common Stock" means the Common Stock, par value, $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or another corporation, such other stock or security.

  "Company" means CellStar Corporation, a Delaware corporation.

  "Corporate Threshold" means, for any Fiscal Year, the minimum level of Earnings that must be realized by the Company for the Fiscal Year in order to establish an Annual Incentive Pool for that Fiscal Year, as determined by the Committee in accordance with Section 5.2 below.

  "Disability" or "Disabled" means that the Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Disability" or "Disabled," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  "Discretionary Amendment" means any amendment to the Plan that does not require stockholder approval.

  "Earnings" means the earnings of the Company before income taxes and extraordinary items, but after accrual for the expense of Awards under the Plan.

  "Employment Agreement" means an agreement, if any, between the Company or any Subsidiary and a Participant, setting forth the terms and conditions of the Participant's employment by the Company or such Subsidiary.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" of a share of Common Stock means such value as is determined by the Committee on the basis of such factors as it deems appropriate; provided that, if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value shall be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or in the NASDAQ National Market System, the Committee shall make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there are no bid or asked quotations for such stock on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

  "Fiscal Year" means the fiscal year of the Company, which is the 12-month period beginning on each December 1, and ending on the next November 30.

  "Good Reason" means that, without a Participant's written consent, the Company (a) assigns the Participant duties for which the Participant is not reasonably equipped by his or her skills and experience, (b) reduces the base salary of the Participant, (c) requires the Participant to be based anywhere other than the Company's offices located in the greater Dallas-Fort Worth area, or (d) terminates benefit or compensation plans or reduces or limits the Participant's participation therein relative to the participation level of other employees of similar positions and titles. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Good Reason," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  "Incentive Compensation" means the amount of performance-based compensation payable under the Plan for a Fiscal Year to a Participant equal to the Participant's Allocation for such Participant multiplied by the Annual Incentive Pool for such Fiscal Year; provided, however, that in no event shall a Participant's Incentive Compensation for any Fiscal Year exceed $1,000,000.

  "Participant" shall mean a key employee of the Company or a Subsidiary selected by the Committee to participate in the Plan.

  "Participant's Allocation" means a Participant's allocable percentage of the Annual Incentive Pool for any Fiscal Year, as determined by the Committee in accordance with Section 5.6 below.

  "Performance Goals" means the performance measures established by the Committee for each Participant for any Performance Period in accordance with Sections 5.2--5.4 of the Plan.

  "Plan" means this CellStar Corporation Amended and Restated Annual Incentive Compensation Plan, as amended from time to time.

  "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

  "Retirement" means termination of a Participant's employment at or after the Company's established retirement age, unless otherwise defined in a particular Award Agreement. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Retirement," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

  "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

  "Stock-Based Compensation" means any Options or shares of Common Stock or Restricted Stock received by a Participant in lieu of cash compensation pursuant to the terms of the Company's 1993 Amended and Restated Long-Term Compensation Plan.

  "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership, if the partners thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships or partnerships.

  "Target Allocation" means, for a Participant for any Fiscal Year, his or her maximum percentage share of the Annual Incentive Pool for achievement of his or her Performance Goals for the Fiscal Year, determined by the Committee in accordance with Section 5.5 below.

                                  ARTICLE III

                                Administration

  3.1 Committee's Authority. The Plan shall be administered by a committee appointed by the Board, consisting of at least two members of the Board; provided that (i) with respect to any Award that is granted to a Reporting Participant, such committee shall consist of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall qualify as a "disinterested person" under Rule 16b-3; and (ii) with respect to any Award that is also intended to satisfy the requirements of the Section 162(m) Exception, such committee shall consist of at least such number of directors as are required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall qualify as an "outside director" within the meaning of Section 162(m). Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. The Committee shall have exclusive authority to (i) designate the key employees of the Company and its Subsidiaries who shall participate in the Plan; (ii) establish Performance Goals for each Participant and certify the extent of their achievement; (iii) establish and certify the achievement of the Corporate Threshold; (iv) determine each Participant's Target Allocation; and (v) determine all other terms and conditions of Awards and Award Agreements under the Plan.

  With respect to restrictions ("mandated restrictions") in the Plan that are based on the requirements of Rule 16b-3, the Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such mandated restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

  3.2 Committee Action. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

  3.3 Committee's Powers. The Committee shall have the power, in its discretion, to take such actions as may be necessary to carry out the provisions and purposes of the Plan and shall have the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

  In construing the Plan and in exercising its power under provisions requiring the Committee's approval, the Committee shall attempt to ascertain the purpose of the provisions in question and when the purpose is known or reasonably ascertainable, the purpose shall be given effect to the extent feasible. Likewise, the Committee is authorized to determine all questions with respect to the individual rights of all Participants under this Plan, including, but not limited to, all issues with respect to eligibility. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan including, but not limited to, the power and duty to:

    (a) maintain complete and accurate records of all plan transactions, contributions, and distributions. The Committee shall maintain the books of accounts, records, and other data in the manner necessary for proper administration of the Plan;

    (b) adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules and regulations are not inconsistent with the terms of the Plan as set out herein. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances;

    (c) enforce the terms of the Plan and the rules and regulations it adopts;

    (d) review claims and render decisions on claims for benefits under the Plan;

    (e) furnish the Company or the Participants, upon request, with information that the Company or the Participants may require for tax or other purposes;

    (f) employ agents, attorneys, accountants or other persons (who also may be employed by or represent the Company) for such purposes as the Committee considers necessary or desirable in connection with its duties hereunder; and

    (g) perform any and all other acts necessary or appropriate for the proper management and administration of the Plan.

                                  ARTICLE IV

                                  Eligibility

  Any key employee of the Company or any of its Subsidiaries whose judgment, initiative and efforts contribute, or may be expected to contribute, in the opinion of the Committee, to the successful performance of the Company is eligible to be selected as a Participant.

                                   ARTICLE V

               Determination of Goals and Incentive Compensation

  5.1 Designation of Annual Incentive Pool. No later than the 90th day of each Fiscal Year, the Committee shall set forth in writing the Committee's determinations regarding the establishment of an Annual Incentive Pool for such Fiscal Year.

  5.2 Establishment of Performance Goals. At any time before the 90th day of each Fiscal Year, the Chairman of the Board may deliver to the Committee his recommendations for that Fiscal Year regarding designation of Participants and establishment of Performance Goals for individual Participants.

  No later than the 90th day of the Fiscal Year, the Committee shall set forth in writing (i) the key employees designated as Participants for the Fiscal Year, (ii) the Corporate Threshold for the Fiscal Year, (iii) the individual Performance Goals established for each Participant, (iv) the Target Allocation for each Participant, and (v) the Committee's recommendation for the Annual Incentive Pool. The Corporate Threshold with respect to any Fiscal Year shall not be less than 105% of the Earnings for the immediately preceding Fiscal Year.

  5.3 Categories of Performance Goals. The individual Performance Goals established by the Committee for any Fiscal Year may differ among Participants. For each Participant, his or her individual Performance Goals shall be based on criteria in one or more of the following categories: (a) performance of the Company as a whole, performance of a segment of the Company's business, and (c) individual performance. In establishing Performance Goals for a Participant, the Committee shall determine, in its sole discretion, the categories and criteria to be used in measuring his or her actual performance and the percentage allocation for each of the criteria (the sum of which shall equal 100%).

  5.4 Performance Criteria for any Fiscal Year. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the Participant is accountable. Individual performance criteria shall relate to the Participant's overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives.

  5.5 Target Allocation. No later than the 90th day of the Fiscal Year, the Committee shall determine each Participant's Target Allocation for the Fiscal Year, which shall be his or her base salary for the Fiscal Year as a percent of the sum of the base salaries of all Participants for the Fiscal Year.

  5.6 Certification. As soon as practicable after the end of each Fiscal Year, the Chairman shall report to the Committee regarding the extent to which each Participant achieved his or her Performance Goals for the Fiscal Year. As soon as practicable following verification by the Company's independent public accountants of the Company's financial results for any Fiscal Year and receipt of the report of the Chairman of the Board regarding the Participants' actual performance against the Performance Goal(s) for the Fiscal Year, the Committee shall certify: (i) whether or not the Company's Earnings exceeded the Corporate Threshold, (ii) the extent to which each Participant achieved his or her Performance Goal(s) for the Fiscal Year, and (iii) the calculation of the Annual Incentive Pool, (iv) the determination by the Committee of the Participant's Allocation for each Participant and (v) the amount of Incentive Compensation payable to each Participant under the Plan for the Fiscal Year.

  The Committee shall determine each Participant's Allocation by multiplying his or her Target Allocation by the percent determined by the Committee to represent the extent to which such Participant achieved his or her individual Performance Goals for the Fiscal Year. The Committee shall then determine each Participant's Incentive Compensation by multiplying his or her Participant's Allocation by the amount in the Annual Incentive Pool; provided that, in no event shall a Participant's Incentive Compensation during any Fiscal Year exceed $1,000,000. Further, after the Committee has determined a Participant's Allocation, the Committee, in its discretion, may reduce any such Participant's Allocation pursuant to Section 5.7 below.

  5.7 Committee Discretion. The Committee may, in its discretion, reduce or eliminate a Participant's Target Allocation based upon such objective or subjective criteria as it deems appropriate or to take into account circumstances that could not have been anticipated when it established the Performance Goals.

  The Committee shall have the sole discretion and authority to change any Participant's Performance Goals or criteria for any Fiscal Year to the extent it deems such changes advisable in light of extraordinary circumstances not foreseen at the time of grant of an Award; provided that, the Committee may not retroactively change Performance Goal(s) or criteria relating to any Award intended to satisfy the Section 162(m) Exception, except (i) in the event of changes in accounting practices or, (ii) to the extent consistent with Code
Section 162(m) and its regulations, circumstances that could not have been anticipated when it established such Performance Goals and criteria.

  5.8 Nonallocation. The Committee shall not be obligated to apply the entire Annual Incentive Pool for any Fiscal Year to Participants' Incentive Compensation. Any amount not so applied for a Fiscal Year shall lapse and remain part of the general assets of the Company; no portion of any such amount shall be carried over to an Annual Incentive Pool for any subsequent Fiscal Year.

                                  ARTICLE VI

                       Payment of Incentive Compensation

  6.1 Form and Time of Payment. Subject to any forfeiture provisions set forth in the Plan or in any Award Agreement, a Participant's Incentive Compensation for each Fiscal Year shall be paid in a cash lump sum as soon as practicable following certification by the Committee in accordance with Section 5.4 above, unless the Participant has elected to defer receipt of all or a portion of the Participant's Incentive Compensation in accordance with Section 6.2 below; provided that, in the sole discretion of the Committee, such payment may be made in the form of Common Stock, nonqualified stock options, or restricted stock granted under, and in accordance with, the terms of the Company's 1993 Amended and Restated Long-Term Incentive Compensation Plan. Any Stock-Based Compensation that is payed in lieu of cash shall be of an equivalent value to the foregone cash compensation (taking into account, among other factors, the term of an option and its exercise price, any vesting requirements with respect to options or shares of Restricted Stock, transferability rights and all other relevant factors), as verified by the Company's independent public accountants (and in accordance with the Black Scholes method of valuation when applicable). The exercise price for any options granted in lieu of cash Incentive Compensation awarded hereunder shall be no less than the Fair Market Value per share of the Company's Common Stock on the date of certification by the Compensation Committee of such Incentive Compensation.

  6.2 Participant Deferrals.

  (a) General. For each Fiscal Year, a Participant may elect, prior to the first day of such Fiscal Year (in accordance with procedures and rules established by the Committee), to defer receipt of, and contribute to his or her Deferred Account (herein so called) established under this Plan, any part or all of his Incentive Compensation. Each election made under this Section 6.2(a) shall be made in writing on a form prescribed by and filed with the Committee, and shall be irrevocable for the Fiscal Year for which it is made.

  (b) Deferred Accounts. The Company shall establish and maintain on its books a Deferred Account for each Participant who elects to defer the receipt of any amount pursuant to this Section 6.2(b). Such Deferred Account shall be designated by the name of the Participant for whom it is established and the Fiscal Year to which it relates. The amount attributable to any Incentive Compensation elected to be deferred shall be credited to such Deferred Account. A Participant shall have a separate Deferred Account for each Fiscal Year for which he makes such an election. Each Deferred Account shall reflect the credits and charges allocable thereto in accordance with the Plan. The Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of each separate Deferred Account hereunder. The books, forms and methods of accounting shall be entirely subject to the supervision of the Committee.

  (c) Investment of Deferred Accounts. Each Deferred Account shall accrue interest from the date the Deferred Account is established until the date it is paid under Section 6.2(e) below, at a rate which is equal to the Company's cost of funds on the date the Incentive Compensation is certified by the Committee.

  (d) Time of Payment. A Participant shall be entitled to receive the entire amount in his or her Deferred Account upon the earliest to occur of (i) the January 2 designated by the Participant on his or her deferral election, which shall be at least two (2) years but no more than ten (10) years after the end of the Fiscal Year to which such Deferred Account relates, (ii) termination of employment for any reason, including death, or (iii) termination of the Plan. Such payment shall begin within 60 days after the date which causes payment to become due.

  (e) Form of Payment. A Participant's Deferred Account shall be paid in one cash payment. The Committee shall value such Deferred Account as of the date which causes payment to become due.

  (f) Amounts Nonforfeitable. When payment of all or a portion of a Participant's Incentive Compensation is deferred, the amount deferred is nonforfeitable. Deferred Accounts are unfunded and constitute general obligations of the Company.

                                  ARTICLE VII

               Termination of Employment Prior to Certification

  7.1 Pro Rata Payment for Certain Terminations. Unless otherwise permitted by the Committee in its sole discretion, if a Participant's employment with the Company and all of its Subsidiaries terminates before the end of a Fiscal Year for one of the reasons set forth in this Section 7.1, the Committee shall calculate such Participant's Incentive Compensation as if he or she remained employed for the entire Fiscal Year, and such Participant shall be entitled to receive a pro rate portion of such Incentive Compensation based on the portion of the Fiscal Year such Participant was employed by the Company or a Subsidiary. The reasons for termination subject to this Section
7.1 are (i) within one year following a Change of Control, the Company terminates a Participant's employment for any reason (or for nor reason), (ii) the Company terminates a Participant's employment other than for Cause, (iii) a Participant voluntarily terminates employment with Good Reason, (iv) the Retirement of the Participant, (v) the Participant dies, or (vi) the Participant becomes Disabled.

  7.2 Forfeiture Upon Other Terminations. If, prior to the end of a Fiscal Year, a Participant's employment with the Company and all of its Subsidiaries terminates for any reason other than those described in Section 7.1 above, the Participant will immediately forfeit any right to receive any Incentive Compensation hereunder for such Fiscal Year.

                                 ARTICLE VIII

                              Death or Disability

  8.1 Payment to Beneficiary. Each Participant shall designate, in a manner prescribed by the Committee, a beneficiary to receive payments due under the Plan in the event of his or her death. If a Participant dies prior to the date of payment of his or her Incentive Compensation for a Fiscal Year, such Incentive Compensation shall be paid to the Participant's named beneficiary, or if no properly designated beneficiary survives the Participant, such Participant's Incentive Compensation shall be paid to the Participant's estate or personal representative.

  8.2 Disability. If a guardian or conservator has been appointed for a Disabled Participant, the Committee shall pay the Participant's Incentive Compensation to such guardian or conservator.

                                  ARTICLE IX

                           Miscellaneous Provisions

  9.1 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

  9.2 Non-Assignability. A Participant may not alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits awarded hereunder prior to the actual receipt thereof; and any attempt to alienate, assign, pledge, sell, transfer or assign prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits shall be null and void.

  9.3 No Right Continue in Employment. Nothing in the Plan confers upon any employee the right to continue in the employ of the Company or any Subsidiary, or interferes with or restricts in any way the right of the Company and its Subsidiaries to discharge any employee at any time (subject to any contract rights of such employee).

  9.4 Indemnification of Committee. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee, and each officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

  9.5 No Plan Funding. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any amounts hereunder. No Participant, beneficiary, or other person shall have any interest in any particular assets of the Company by reason of the right to receive incentive compensation under the Plan. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Company.

  9.6 Governing Law. This Plan shall be construed in accordance with the laws of the State of Texas and the rights and obligations created hereby shall be governed by the laws of the State of Texas.

  9.7 Amendment or Discontinuance. The Plan may be amended or discontinued by the Committee, without the approval of the stockholders; provided that no amendment shall be made without approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, the requirements of any exchange upon which the Company's securities are listed, or any other applicable law. In addition, no termination or amendment of the Plan may, without the consent of the Participant to whom any Award has theretofore been granted, adversely affect the rights of such Participant with respect to such Award.

  9.8 Binding Effect. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participants, and their heirs assigns and personal representatives.

  9.9 Construction of Plan. The captions used in this Plan are for the convenience only and shall not be construed in interpreting the Plan. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely.

  9.12 Integrated Plan. This Plan constitutes the final and complete expression of agreement among the parties hereto with respect to the subject matter hereof.

  IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of March 22, 1996, by its President and Secretary pursuant to prior action taken by the Board.

                                          CellStar Corporation

                                          By:     /s/ Terry S. Parker
                                            -----------------------------------
                                                       President

Attest:

      /s/ Elaine Flud Rodriguez
-----------------------------------
              Secretary

                                                                     APPENDIX B

                             CELLSTAR CORPORATION

              1993 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
              (as amended and restated through January 21, 2000)

  This Plan amends and restates the CellStar Corporation 1993 Stock Option Plan, as previously amended and restated, which first became effective on December 3, 1993. Capitalized terms used herein are defined in Article 2 hereof.

  To the extent permitted under Rule 16b-3, Sections 162(m) and 422 of the Code, and any other applicable law or regulation, the Committee shall have the power, in its sole discretion, to apply any or all of the amendments effected hereby to outstanding Stock Options previously granted under the Plan; provided that, to the extent that the application of any such amendment to an outstanding Stock Option shall have an Adverse Consequence for the Company and/or a Participant, such amendment shall not apply unless it is specifically approved by the Committee and consented to by the Participant.

  This Plan, as amended and restated, shall be effective as of January 21, 2000.

                                   ARTICLE 1

                                    Purpose

  The purpose of the Plan is to attract and retain key Employees, Nonemployee Directors and Advisors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Cash Awards, whether granted singly, in combination, or in tandem. The Plan is designed to

    (a) increase the interest of such persons in the welfare of the Company and its Subsidiaries;

    (b) furnish an incentive to such persons to continue their services for the Company and/or its Subsidiaries; and

    (c) provide a means through which the Company and its Subsidiaries may attract able persons to enter their employ or serve as Advisors.

  Unless otherwise specified by the Compensation Committee at the time of grant, with respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE 2

                                  Definitions

  For purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

  2.1 "Adverse Consequence" means (i) the loss of qualification of a Stock Option for special treatment under Rule 16b-3 or the commencement of a new holding period under such rule; (ii) the disqualification of a Stock Option as an Incentive Stock Option or the repricing of such Stock Option; or (iii) the Company's inability to claim the Section 162(m) Exception with respect to a Stock Option or the repricing of such Stock Option.

  2.2 "Advisor" means any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

  2.3 "Applicable Law" shall have the meaning set forth in Article 3 below.

  2.4 "Award" means the grant under the Plan of any Stock Options, Stock Appreciation Rights, shares of Restricted Stock, or Cash Award, whether granted singly, in combination, or in tandem (sometimes individually referred to herein as an "Incentive").

  2.5 "Award Agreement" means a written agreement between a Participant and the Company that sets out the terms of the grant of an Award.

  2.6 "Award Period" means the period during which one or more Incentives granted under an Award may be exercised.

  2.7 "Board" means the Board of Directors of the Company.

  2.8 "Cash Award" means an Award granted pursuant to Article 9 of the Plan.

  2.9 "Change of Control" means any of the following: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the effective date of this Plan were directors or (y) become directors after the effective date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of this Plan or whose election or nomination for election was previously so approved; (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7; or (vi) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
Act) of an aggregate of 15% or more of the voting power of the Company's outstanding voting securities by any person or persons acting as a group (within the meaning of Rule 13d-5 under the Exchange Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan; provided, however, that, notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (v) Alan H. Goldfield ("Goldfield"); (w) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity; (x) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; (y) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act; or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; and provided further that no Change of Control shall be deemed to have occurred from a transfer of the Company's voting securities by Goldfield to (v) a member of Goldfield's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Goldfield's lifetime or by will or the laws of descent and distribution; (w) any trust as to which Goldfield or a member (or members) of his immediate family is the beneficiary;
(x) any trust as to which Goldfield is the settlor with sole power to revoke;
(y) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (z) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Goldfield. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Change of Control," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  2.10 "Code" means the Internal Revenue Code of 1986, as amended.

  2.11 "Committee" means the committee(s) appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

  2.12 "Common Stock" means the Common Stock, par value, $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or another corporation, such other stock or security.

  2.13 "Company" means CellStar Corporation, a Delaware corporation.

  2.14 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

  2.15 "Discretionary Amendment" means any amendment to the Plan that does not require stockholder approval.

  2.16 "Employee" means any employee (including any employee who is also a director and/or officer) of the Company or its Subsidiaries.

  2.17 "Employment Agreement" means an agreement between the Company or any Subsidiary and a Participant, setting forth the terms and conditions of the Participant's employment by the Company or such Subsidiary. For purposes of the Plan, such term shall also be deemed to include any agreement between the Company or any Subsidiary and an Advisor, setting forth the terms and conditions of the Advisor's services for the Company or such Subsidiary.

  2.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

  2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.20 "Fair Market Value" of a share of Common Stock means such value as is determined by the Committee on the basis of such factors as it deems appropriate; provided that, if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value shall be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or in the NASDAQ National Market System, the Committee shall make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there are no bid or asked quotations for such stock on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

  2.21 "Incentive" shall have the meaning given it in Section 2.4 above.

  2.22 "Incentive Stock Option" or "ISO" means a Stock Option that by its terms is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

  2.23 "Mandated Restrictions" shall have the meaning set forth in Article 3 below.

  2.24 "Nonemployee Director" means a member of the Board of Directors of the Company or any Subsidiary who is not an Employee.

  2.25 "Non-qualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

  2.26 "Option Exercise Price" means the price that must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

  2.27 "Option Period" means the period during which a Stock Option may be exercised.

  2.28 "Participant" shall mean an Employee, Nonemployee Director or Advisor to whom an Award is granted under this Plan.

  2.29 "Plan" means this CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan, as amended from time to time.

  2.30 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

  2.31 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to this Plan, which shares are subject to the restrictions or limitations set forth in Article 7 of this Plan and in the related Restricted Stock Agreement.

  2.32 "Restricted Stock Agreement" means a written agreement between the Company and a Participant with respect to an Award of Restricted Stock.

  2.33 "Retirement" means Termination of Service at or after the Company's established retirement age, unless otherwise defined in a particular Award Agreement. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Retirement," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  2.34 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  2.35 "SAR Price" means the price that must be paid by a Participant upon exercise of an SAR, which shall be at least the Fair Market Value of each share of Common Stock covered by the SAR, determined on the Date of Grant of the SAR.

  2.36 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

  2.37 "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

  2.38 "Stock Appreciation Right" or "SAR" means the right to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

  2.39 "Stock Appreciation Right Agreement" means an agreement between the Company and a Participant setting forth the terms and conditions of an Award of Stock Appreciation Rights.

  2.40 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option to purchase Common Stock.

  2.41 "Stock Option Agreement" means a written agreement between the Company and a Participant setting forth the terms and conditions of an Award of Stock Options.

  2.42 "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code; provided that, with respect to any Awards under the Plan other than Incentive Stock Options, the term "Subsidiary" shall be deemed to include (i) any limited partnership, if the Company or any subsidiary corporation owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(ii) any partnership, if the partners thereof are composed only of the Company, any subsidiary corporation, or any limited partnership listed in item
(i) above.

  2.43 "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent (within the meaning of Section 424(e) of the Code) or Subsidiaries). Whether a person is a Ten Percent Owner shall be determined with respect to a Stock Option based on the facts existing immediately prior to the Date of Grant of such Stock Option.

  2.44 "Termination of Service" occurs when a Participant who is an Employee, Nonemployee Director or Advisor shall cease to serve as an Employee, Nonemployee Director or Advisor for any reason; provided that, with respect to Incentive Stock Options, Termination of Service occurs when a Participant ceases to serve as an Employee.

  2.45 "Total and Permanent Disability" of a Participant means that the Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. With respect to any Award other than an Incentive Stock Option, to the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Total and Permanent Disability," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

                                   ARTICLE 3

                                Administration

  3.1 In General. The Plan shall be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board; provided that, (i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by the full Board or by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such Board or committee member shall meet such qualifications as are required by Rule 16b-3 from time to time; and (ii) with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall meet such qualifications as are required, from time to time, to satisfy the Section 162(m) Exception. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

  The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

  3.2 Grants by the Committee. Subject to the provisions of the Plan and except as provided in Section 3.3 below, the Committee shall have the sole discretion and authority to determine and designate from time to time the eligible persons to whom Awards will be granted and to determine and interpret the terms and provisions of each Award Agreement, including without limitation the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee. The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

  3.3 Delegation of Authority by Committee. Subject to the provisions of the Plan, the Committee may from time to time delegate to the Chief Executive Officer of the Company (the "CEO") the authority, subject to such terms as the Committee shall determine, to determine and designate from time to time the eligible persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award of, any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Committee, may become a "covered employee" as that term is defined in Section 162(m) of the Code, and any such grant or function relating to such individuals shall be performed solely by the Committee to ensure compliance with the applicable requirements of the Exchange Act and the Code.

  Any such delegation of authority by the Committee shall be set forth in writing and shall specify the all of the terms and conditions of the delegation. The written delegation of authority may: (i) authorize the CEO to grant Awards pursuant to Sections 6.1, 7.1, 8.1, and 9.1 of the Plan and may set forth the types of Awards that may be granted, (ii) specify the number of shares of Common Stock that may be awarded to any individual Participant and to all Participants during a specified period of time, (iii) specify the amount of any Cash Award and any conditions, limitations, or restrictions to be imposed on Cash Awards, and (iv) specify the exercise price (or the method for determining the exercise price) of an Award, the Option Period, vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Committee in its sole discretion. The written delegation of the authority shall require the CEO to provide the Committee, on at least a quarterly basis, a report that identifies the Awards granted, the Participants to whom Awards have been granted, the number of shares of Common Stock subject to each Award, the exercise price, and any other terms which are in the CEO's discretion as set forth in the written delegation of authority.

  Any Award granted by the CEO pursuant to a written delegation of authority shall be deemed granted by the Committee, and any action properly taken by the CEO pursuant to a written delegation of authority shall be deemed the action of the Committee, and all such grants and actions shall be subject to Section
3.4 of the Plan.

  3.4 Interpretation of the Plan. Subject to the provisions of the Plan, the Committee shall have sole discretion and authority to (i) interpret the Plan;
(ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; (iii) modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Stock Option or SAR (or the exercise thereof) or to any shares of Restricted Stock; and (iv) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

  With respect to restrictions ("Mandated Restrictions") in the Plan that are based on the requirements of Rule 16b-3, Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction (collectively, "Applicable Law"), to the extent that any such Mandated Restrictions are no longer required by Applicable Law as determined by the Committee in the Committee's sole discretion, the Committee and the CEO, as applicable, shall have the authority to grant Awards that are not subject to such Mandated Restrictions and/or to waive any such Mandated Restrictions with respect to outstanding Awards.

                                   ARTICLE 4

                                  Eligibility

  Any Employee, Nonemployee Director, or Advisor whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options; and provided further that, to the extent required by Applicable Law, no member of the Committee shall be eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Nonemployee Director, or Advisor. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine; provided that no Participant may receive during any fiscal year of the Company Awards in the form of shares of Common Stock, including Stock Options, SARs or Restricted Stock, the aggregate of which shall exceed 250,000 shares of Common Stock. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Nonemployee Directors and/or Advisors who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5

                            Shares Subject to Plan

  The number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan is 8,000,000 (as may be adjusted in accordance with Articles 12 and 13 hereof). Such shares of Common Stock may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. To the extent permitted by the stockholder approval requirements of Rule 16b-3, Sections 162(m) and 422 of the Code, and any other applicable law or regulation, shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or that are subject to expired and unexercised Stock Options or SARs, shall immediately become available for Awards under the Plan.

  During the term of this Plan, the Company will at all times reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6

                                 Stock Options

  6.1 Grant of Stock Options. The Committee may, in its sole discretion, grant Stock Options in accordance with the terms and conditions set forth in the Plan. The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the Date of Grant, the total number of shares purchasable pursuant to the Stock Option, the Option Period, the vesting schedule (if any), and such other terms and provisions as are consistent with the Plan.

  6.2 Option Exercise Price. The Option Exercise Price for any Stock Option shall be determined by the Committee and shall be no less than One Hundred Percent (100%) of the Fair Market Value per share of Common Stock on the Date of Grant; provided that, with respect to any Incentive Stock Option that is granted to a Ten Percent Owner, the Option Exercise Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

  6.3 Option Period. The Option Period for any Stock Option shall be determined by the Committee; provided that no portion of any Stock Option may be exercised after the expiration of ten (10) years from its Date of Grant; and provided further that, with respect to any Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

  6.4 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries or parent) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent that any Stock Option is granted under the Plan that is first exercisable in excess of the foregoing limitations, such Stock Option shall be deemed to be a Non-qualified Stock Option.

  6.5 Exercise of Stock Options. Subject to the terms, conditions, and restrictions of the Plan, each Stock Option may be exercised in accordance with the terms of the Stock Option Agreement pursuant to which the Stock Option is granted. If the Committee imposes conditions upon exercise of any Stock Option, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised; provided that, the Committee shall not, without the Participant's consent, accelerate any Incentive Stock Option if such acceleration would disqualify such Stock Option as an Incentive Stock Option. Notwithstanding anything in the Plan to the contrary, to the extent required by Rule 16b-3, a Reporting Participant may not exercise a Stock Option or Stock Appreciation Right until at least six months have expired from the "date of grant" (within the meaning of Rule 16b-
3).

  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company at its principal office (which notice shall set forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof, which shall be at least three (3) days after giving such notice, unless an earlier time shall have been mutually agreed upon) and (ii) payment of the Option Exercise Price is received by the Company in accordance with Section 6.6 below; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (c) of Section 6.6 below), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the shares of Common Stock received upon exercise. No Stock Option may be exercised for a fractional share of Common Stock.

  6.6 Payment of Option Exercise Price. The Option Exercise Price may be paid as follows: (a) in cash or by certified check, bank draft, or money order payable to the order of the Company, (b) with Common Stock (including Restricted Stock), valued at its Fair Market Value on the date of exercise,
(c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted.

  Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office or other mutually agreed upon location within ten (10) business days after the exercise.

  If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

  6.7 Limitation on Incentive Stock Option Characterization. To the extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Non-qualified Stock Option.

  6.8 Termination of Service. Unless otherwise permitted by the Committee, in its sole discretion, in the event of Termination of Service of a Participant, any Stock Options held by such Participant shall be exercisable as follows:

    (a) Termination Due to Death or Total and Permanent Disability. In the event of a Participant's Termination of Service due to death or Total and Permanent Disability, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of the Participant's death or Total and Permanent Disability (as applicable), for a period of twelve (12) months after the Participant's death or Total and Permanent Disability (as applicable) or until the expiration of the original Option Period (if sooner).

    (b) Termination Due to Retirement. In the event of a Participant's Termination of Service due to Retirement, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of the Participant's Retirement, for a period of three (3) months after the date of the Participant's Retirement or until the expiration of the original Option Period (if sooner).

    (c) Termination for Reasons Other than Death, Total and Permanent Disability, or Retirement. In the event of a Participant's Termination of Service for any reason other than death, Total and Permanent Disability, or Retirement, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of such Termination of Service, for a period of thirty (30) days after the date of such Termination of Service or until the expiration of the original Option Period (if sooner).

  6.9 Transferability of Stock Options.

  (a) Incentive Stock Options. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.

  The Committee may waive or modify any limitation contained in this Section 6.9(a) that is not required for compliance with Section 422 of the Code.

  (b) Non-qualified Stock Options.

    (1) Participants Other Than Reporting Participants. With respect to Non-qualified Stock Options granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Non-qualified Stock Options as the Committee, in its sole discretion, deems appropriate.

    (2) Reporting Participants. Except as may be specified by the Committee in accordance with the following paragraph, a Non-qualified Stock Option granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the Stock Option.

    The Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) that Non-qualified Stock Options granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer.

    The Committee may waive or modify any limitation contained in this
  Section 6.9(b)(2) that is not required for compliance with Rule 16b-3.

                                   ARTICLE 7

                               Restricted Stock

  7.1 Grant of Restricted Stock. The Committee may, in its sole discretion, grant Restricted Stock Awards in accordance with the terms and conditions set forth in the Plan. The grant of an Award of Restricted Stock shall be evidenced by a Restricted Stock Agreement setting forth (i) the Date of Grant,
(ii) the number of shares of Restricted Stock awarded, (iii) the price, if any, to be paid by the Participant for such Restricted Stock, (iv) the time or times within which such Award may be subject to forfeiture, (v) specified performance goals, or other criteria, if any, that the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (vi) such other terms and provisions as are consistent with the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

  7.2 Restrictions and Conditions. Each Restricted Stock Award shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock in accordance with the terms and conditions of each Participant's Restricted Stock Agreement and the restrictions and conditions set forth below:

    (a) The shares of Common Stock awarded hereunder to a Participant shall be restricted for a period of time (the "Restriction Period") to be determined by the Committee for each Participant at the time of the Award. The restrictions shall prohibit the sale, transfer, pledge, assignment or other encumbrance of such shares and shall provide for possible reversion thereof to the Company in accordance with subparagraph (f) during the Restriction Period. The Restriction Period shall commence on the Date of Grant and, unless otherwise established by the Committee in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement, which conditions may provide for vesting based on
  (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) any other factor, as determined by the Committee in its sole discretion. The Committee may, in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

    (b) From the Date of Grant of a Restricted Stock Award, the Participant shall have, with respect to his or her shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, subject to forfeiture of such rights, as provided in subparagraph (f) below.

    (c) Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock, which shall be registered in the name of the Participant, but shall be delivered by the Participant to the Company together with a stock power endorsed in blank. Each such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially in the following form:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE CELLSTAR CORPORATION 1993 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN AND IN A RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CELLSTAR CORPORATION. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OR REGISTERED

    OFFICE OF, AND WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST BY THE RECORD HOLDER TO, CELLSTAR CORPORATION, 1730 BRIERCROFT COURT, CARROLLTON, TEXAS 75006."

    Each Restricted Stock Agreement shall require that (i) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

    (d) Upon the lapse of a Restriction Period, the Company will return the stock certificates representing shares of Common Stock with respect to which the restrictions have lapsed to the Participant or his or her legal representative, and pursuant to the instruction of the Participant or his or her legal representative will issue a certificate for such shares that does not bear the legend set forth in subparagraph (c) above.

    (e) Any other securities or assets (other than ordinary cash dividends) that are received by a Participant with respect to shares of Restricted Stock awarded to such Participant, which shares are still subject to restrictions established in accordance with subparagraph (a) above, will be subject to the same restrictions and will be delivered by the Participant to the Company as provided in subparagraph (c) above.

    (f) Subject to the provisions of the particular Award Agreement, and unless otherwise permitted by the Committee in its sole discretion, upon Termination of Service for any reason during the Restriction Period, any nonvested shares of Restricted Stock held by such Participant shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

  7.3 Notice to Company of Section 83(b) Election. Any Participant who exercises an election under Section 83(b) of the Code to have his or her receipt of shares of Restricted Stock taxed currently, without regard to restrictions, must give notice to the Company of such election immediately upon making such election. Any such election must be made within 30 days after the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service.

                                   ARTICLE 8

                           Stock Appreciation Rights

  8.1 Grants of SARs. The Committee may, in its sole discretion, grant Stock Appreciation Rights in accordance with the terms and conditions set forth in the Plan. Each SAR Agreement may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are determined by the Committee in its sole discretion. An SAR may be granted in combination with, in addition to, or completely independent of, a Stock Option or any other Award. An SAR shall entitle a Participant to surrender to the Company all or a portion of the SAR in exchange for an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price, multiplied by the total number of shares of Common Stock with respect to which the SAR shall have been exercised.

  8.2 SAR Price. The SAR Price for any share of Common Stock subject to an SAR shall be no less than One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

  8.3 Award Period. Subject to Section 8.9 below, the Award Period for any Stock Appreciation Right shall be determined by the Committee; provided that no portion of any Stock Appreciation Right may be exercised after the expiration of ten (10) years from its Date of Grant.

  8.4 Form of Payment. In the discretion of the Committee, the Company may satisfy its payment obligation upon a Participant's exercise of an SAR (i) in cash, (b) in shares of Common Stock valued at their Fair Market Value on the date of exercise, or (c) in part with cash and in part with shares of Common Stock.

  8.5 Exercise of SARs. Subject to the following paragraph, each Stock Appreciation Right shall be exercisable in accordance with the terms of the Stock Appreciation Rights Agreement pursuant to which the Stock Appreciation Right is granted. Subject to the conditions of this Section 8.5 and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof, which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the date of exercise, the Participant shall receive from the Company in exchange therefor payment in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) of one share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered.

  A transaction under the Plan involving the exercise of an SAR and the receipt of cash in complete or partial settlement of the SAR by a Reporting Participant shall be subject to the satisfaction of all of the following conditions:

    (a) the Company shall have been subject to and complied with the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior to the exercise of the SAR;

    (b) the Company regularly releases for publication quarterly and annual summary statements of sales and earnings;

    (c) any election by the Reporting Participant to receive cash in full or partial settlement of the SAR, as well as the exercise by the insider of the SAR for cash, shall have been made during the period beginning on the third business day following the date of release of the financial data specified in subparagraph (b) above and ending on the twelfth day following such date, unless the exercise by the participant of the SAR is for cash and the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the participant, in which case the condition in this subparagraph (c) shall not be applicable; and

    (d) the SAR must be held for six months from the date of acquisition to the date of cash settlement.

  If the conditions to the exercise of an SAR by a Reporting Participant contained in Rule 16b-3 are subsequently modified, the foregoing conditions shall automatically be deemed amended to incorporate such modifications. Furthermore, the Committee may waive any limitation contained in this Section that is not required for compliance with Rule 16b-3.

  8.6 Effect on Stock Options and Vice-Versa. Whenever a Stock Appreciation Right is granted in relation to a Stock Option and the exercise of one affects the right to exercise the other, the number of shares of stock available under the Stock Option to which the Stock Appreciation Right relates will decrease by a number equal to the number of shares of Common Stock for which the Stock Appreciation Right is exercised. Upon the exercise of a Stock Option, any related SAR will terminate as to any number of shares of Common Stock subject to such Stock Appreciation Right that exceeds the total number of shares of Common Stock for which the Stock Option remains unexercised.

  8.7 Termination of Employment or Service. Unless otherwise permitted by the Committee, in its sole discretion, in the event of Termination of Service of a Participant, any Stock Appreciation Rights held by such Participant shall be exercisable as set forth below; provided that, whenever a Stock Appreciation Right is granted in relation to a Stock Option and the exercise of one affects the right to exercise the other, the Stock Appreciation

Right may be exercised only during the period, if any, within which the Stock Option to which it relates may be exercised.

    (a) Termination Due to Death or Total and Permanent Disability. In the event of a Participant's Termination of Service due to death or Total and Permanent Disability, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised by the Participant on the date of the Participant's death or Total and Permanent Disability (as applicable), for a period of twelve (12) months after the Participant's death or Total and Permanent Disability (as applicable) or until the expiration of the original Award Period (if sooner).

    (b) Termination Due to Retirement. In the event of a Participant's Termination of Service due to Retirement, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised by the Participant on the date of the Participant's Retirement, for a period of three (3) months after the date of the Participant's Retirement or until the expiration of the original Award Period (if sooner).

    (c) Termination for Reasons Other than Death, Total and Permanent Disability, or Retirement. In the event of a Participant's Termination of Service for any reason other than death, Total and Permanent Disability, or Retirement, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised on the date of such Termination of Service, for a period of thirty (30) days after the date of such Termination of Service or until the expiration of the original Award Period (if sooner).

8.8 Transferability of Stock Appreciation Rights.

  (a) Participants Other Than Reporting Participants. Subject to Section 8.9 below, with respect to SARs granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Appreciation Rights Agreement (or in an amendment to any existing Stock Appreciation Rights Agreement) such provisions regarding transferability of the SARs as the Committee, in its sole discretion, deems appropriate.

  (b) Reporting Participants. Subject to Section 8.9 below, and except as may be specified by the Committee in accordance with the following paragraph, a Stock Appreciation Right granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the SAR.

  Subject to Section 8.9 below, the Committee may, in its sole discretion, provide in any Stock Appreciation Rights Agreement (or in an amendment to any existing Stock Appreciation Rights Agreement) that Stock Appreciation Rights granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer.

  The Committee may waive or modify any limitation contained in this Section 8.8(b) that is not required from compliance with Rule 16b-3.

  8.9 Tandem Incentive Stock Option--Stock Appreciation Right. Whenever an Incentive Stock Option and a Stock Appreciation Right are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

    (a) The Stock Appreciation Right shall expire no later than the expiration of the underlying Incentive Stock Option;

    (b) The Stock Appreciation Right may be for no more than the difference between the Stock Option Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised;

    (c) The Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

    (d) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and

    (e) The Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option exceeds the Option Exercise Price of the underlying Incentive Stock Option.

                                   ARTICLE 9

                                  Cash Awards

  9.1 Grant of Cash Awards. The Committee may, in its sole discretion, grant Cash Awards in accordance with the terms and conditions set forth in the Plan. Each related Award Agreement shall set forth (i) the amount of the Cash Award,
(ii) the time or times within which such Award may be subject to forfeiture, if any, (iii) specified performance goals, or other criteria, if any, as the Committee may determine must be met in order to remove any restrictions (including vesting) on such Award, and (iv) any other terms, limitations, restrictions, and conditions of the Incentive that are consistent with this Plan.

  The Award Agreement shall also set forth the vesting period for the Cash Award, if any, which shall commence on the Date of Grant and, unless otherwise established by the Committee in the Award Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement. Such conditions may provide for vesting based on (i) length of continuous service,
(ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

  9.2 Termination of Service. Subject to the provisions of the particular Award Agreement, and unless otherwise permitted by the Committee, in its sole discretion, upon Termination of Service for any reason during a vesting period (if any), the nonvested portion of a Cash Award shall be forfeited by the Participant. Upon any forfeiture, all rights of a Participant with respect to the forfeited Cash Award shall cease and terminate, without any further obligation on the part of the Company.

  9.3 Form of Payment. In the sole discretion of the Committee, the Company may satisfy its obligation under a Cash Award by the distribution of that number of shares of Common Stock, Stock Options, or Restricted Stock, or any combination thereof, having an aggregate Fair Market Value (as of the date of payment) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash. If required by Rule 16b-3 at the time of distribution, any shares of Common Stock distributed to a Reporting Participant must be held by such Participant for at least six months from the date of distribution.

                                  ARTICLE 10

                          Amendment or Discontinuance

  The Plan may be amended or discontinued by the Board, or, if the Board has specifically delegated this authority to the Committee, by the Committee, without the approval of the stockholders; provided that no amendment shall be made without approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, the requirements of any exchange upon which the Company's securities are listed, or any other applicable law or regulation. In addition, no termination or amendment of the Plan may, without the consent of the Participant to whom any Award has theretofore been granted, adversely affect the rights of such Participant with respect to such Award.

                                  ARTICLE 11

                                     Term

  Unless sooner terminated by action of the Board, the Plan will terminate on December 3, 2003.

                                  ARTICLE 12

                              Capital Adjustments

  If at any time while the Plan is in effect, or while unexercised Stock Options or SARs or unvested shares of Restricted Stock are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company, then and in such event:

    (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock then subject to being awarded to a Participant, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded;

    (b) Appropriate adjustments shall be made in the number of shares of Common Stock purchasable under outstanding, unexercised Stock Options and the Option Exercise Price therefor, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Exercise Price;

    (c) Appropriate adjustments shall be made in the number of shares of Common Stock subject to outstanding, unexercised SARs and the SAR Price therefor, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; and

    (d) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

  Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, (i) the number, or Option Exercise Price, of shares of Common Stock then subject to outstanding Stock Options granted under the Plan, (ii) the number, or SAR Price, of SARs then subject to outstanding SARs granted under the Plan, or (iii) the number of outstanding shares of Restricted Stock.

  Upon the occurrence of each event requiring an adjustment with respect to Stock Options, SARs, or shares of Restricted Stock, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE 13

                  Recapitalization, Merger and Consolidation

  (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

  (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised or unvested portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company that were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to thereafter pertain to such stock, securities, cash, or property in accordance with their terms (subject to subparagraph (d) below). Notwithstanding the foregoing, however, all such Incentives may be canceled by the Board as of the effective date of any such reorganization, merger, or consolidation, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the exercise during the thirty (30) day period next preceding such effective date of any outstanding Stock Options or SARs, whether or not vested in accordance with their original terms, and by waiving all restrictions on outstanding shares of Restricted Stock.

  (d) In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all unmatured installments of Incentives outstanding shall thereupon automatically be accelerated and exercisable in full, and all restrictions and/or performance goals with respect to any Incentive shall be deemed satisfied. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                  ARTICLE 14

                          Liquidation or Dissolution

  In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise of any Option or SAR (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such), then in such event the exercise prices then in effect with respect to any outstanding Stock Options or SARs shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                  ARTICLE 15

                        Incentives in Substitution for
                   Incentives Granted by Other Corporations

  Stock Options, SARs and shares of Restricted Stock may be granted under the Plan from time to time in substitution for options, stock appreciation rights or shares of restricted stock held by employees of a corporation who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options, stock appreciation rights or shares of restricted stock in substitution for which they are granted.

                                  ARTICLE 16

                           Miscellaneous Provisions

  16.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

  16.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

  16.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

  16.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

  16.5 Compliance With Securities Laws and other Rules and Regulations. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall have no obligation to sell or issue shares of Common Stock under any Incentive if the Committee determines, in its sole discretion, that issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority (including Section 16 of the Exchange Act) or any securities exchange or other forum in which shares of Common Stock are traded; and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.

  16.6 Withholding; Notice of Disposition of Stock Prior to Expiration of ISO Holding Period.

    (a) Condition Precedent. Whenever shares of Common Stock are to be issued pursuant an Award, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock.

    (b) Manner of Satisfying Withholding Obligation. When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with an Award, such payment may be made
  (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) with respect to Stock Options, through the withholding by the Company ("Company Withholding") of a portion of the shares of Common Stock acquired upon the exercise of the Stock Options (provided that, with respect to any Stock Option held by a Reporting Participant, at least six months has elapsed between the Date of Grant of such Stock Option and the exercise involving tax withholding) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion; provided that a Reporting Participant shall not be permitted to satisfy his or her withholding obligation through Company Withholding unless required to do so by the Committee, in its sole discretion. The Committee may waive or modify any limitation contained in this Section that is not required for compliance with Rule 16b-3.

    (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

  16.7 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

  16.8 Legend. Each certificate representing shares of Common Stock issued to a Participant pursuant to the Plan shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof and the applicable security laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

  On the face of the certificate:

    "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

  On the reverse:

    "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan, as amended from time to time, a copy of which is on file at the principal office of the Company in Carrollton, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan."

  Insert the following legend on the certificate if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

    "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

  A copy of this Plan shall be kept on file in the principal office of the Company in Carrollton, Texas.

  IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of January 21, 2000, by its President and Secretary pursuant to prior action taken by the Board.

                                          CellStar Corporation

                                                   /s/ Dale H. Allardyce
                                          By: ---------------------------------
                                                     Dale H. Allardyce
                                                     President and COO

Attest:

      /s/ Elaine Flud Rodriguez
-------------------------------------
  Elaine Flud Rodriguez, Secretary

The Board of Directors recommends that the stockholders vote FOR the proposal.       Please mark
Please review carefully the Proxy Statement delivered with this Proxy.               your vote as   [X]
                                                                                     indicated in
                                                                                     this example

1. Proposal to elect James L. Johnson, and J.L. Jackson and Jere W. Thompson as directors for a term of three years or until their successors are elected and qualified.

            FOR all nominees                WITHHOLD                Instruction: To withhold authority to vote for any individual
         listed above (except as           AUTHORITY                nominee, write that nominee's name in the space provided below.
         marked to the contrary      to vote for all nominees
            to the right)                 listed above              _____________________________________________________________

                 [_]                           [_]

2. Proposal to approve and adopt the Amended and Restated CellStar Corporation Annual Incentive Compensation Plan.

               FOR          AGAINST       ABSTAIN

               [_]            [_]           [_]

3. Proposal to approve the increase in the number of shares of CellStar Corporation common stock available for issuance under the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan from 8,000,000 to 11,000,000.

               FOR          AGAINST       ABSTAIN

               [_]            [_]           [_]


The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

Dated: ________________________________, 2000

_____________________________________________
Signature

_____________________________________________
Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                     YOUR VOTE IS IMPORTANT TO THE COMPANY

                     PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
                   AND RETURNING IT PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

                                     PROXY

                             CELLSTAR CORPORATION
                             1730 Briercroft Court
                            Carrollton, Texas 75006

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Alan H. Goldfield and Elaine Flud Rodriguez as Proxies, each with the power to act without the other and to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the other side, all the shares of common stock of CellStar Corporation held at record by the undersigned on March 15, 2000 at the Annual Meeting of Stockholders of the Company to be held on May 8, 2000 or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal Number 1. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                   (Continued and to be signed on other side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE